UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

Appliance Recycling Centers of America, Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

175 Jackson Avenue North, Suite 102

Minneapolis, Minnesota 55343

__________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 29, 2016

__________________________

TO OUR SHAREHOLDERS:

The annual meeting of the shareholders of Appliance Recycling Centers of America, Inc. will be held on Thursday, December 29, 2016, at 11:00 a.m., Central Standard Time, at the Appliance Recycling Centers of America, Inc. corporate office located at 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. At the meeting, shareholders will act on the following matters:

•	Proposal One: To elect four directors to serve for a term expiring at the 2017 annual meeting of shareholders.

•	Proposal Two: To ratify the appointment of Anton & Chia, LLP as the Company’s independent registered public accounting firm for fiscal year 2016.

•	Proposal Three: To amend the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 (consisting of 10,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock) to 52,000,000 (consisting of 50,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock).

•	Proposal Four: To approve the reincorporation of the Company from the State of Minnesota to the State of Nevada.

•	Proposal Five: To adopt the Appliance Recycling Centers of America, Inc. 2016 Equity Incentive Plan.

•	Proposal Six: To approve in a non-binding advisory vote the compensation of our named executive officers.

•	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Under the Minnesota Business Corporation Act, shareholders of the Company have certain dissenters’ rights in connection with the proposed the reincorporation of the Company from the State of Minnesota to the State of Nevada. See “Dissenter’s Rights” under Proposal Four in the accompanying Proxy Statement and Appendix E thereto.

Only shareholders of record at the close of business on November 10, 2016, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.

Each of you is invited and urged to attend the annual meeting in person if possible. Whether or not you are able to attend in person, you are requested to submit your proxy or voting instructions as soon as possible to ensure that your shares are voted at the annual meeting in accordance with your instructions. For instructions on voting, please refer to the enclosed proxy statement.

By Order of the Board of Directors

Denis E. Grande, Secretary

November 18, 2016

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on December 29, 2016:

This Proxy Statement and our Annual Report on Form 10-K
for the fiscal year ended January 2, 2016, are available on the internet at:

http://www.arcainc.com/investors/financial-filings/company-filings/

SOLICITATION OF PROXIES	1

ABOUT THE MEETING	1
What is the purpose of the annual meeting?	1
Who is entitled to vote?	1
Who can attend the meeting?	1
What constitutes a quorum?	1
How do I vote?	2
Can I change my vote after I return my proxy card or my internet or telephone vote?	2
What are the Board’s recommendations?	2
What vote is required to approve each proposal?	3
Who will count the vote?	3
What does it mean if I receive more than one proxy card?	3
How will voting on any other business be conducted?	3
When are shareholder proposals for the 2017 annual meeting of shareholders due?	4
Who pays the cost of this proxy solicitation?	4
Are there dissenters’ or appraisal rights?	4

COMMON STOCK OWNERSHIP	5
Beneficial Ownership of Common Stock	5
Section 16(a) Beneficial Ownership Reporting Compliance	5

PROPOSAL ONE: ELECTION OF DIRECTORS	6
General Information	6
Nominees	6
Director Independence	7
Board Leadership Structure and Role in Risk Oversight	7
Actions and Committees of the Board of Directors	8
Compensation and Benefits Committee	8
Review, Approval or Ratification of Transactions with Related Persons	8
Board Practice Related to Nominations of Directors	9
Board Contact Information	9

COMPENSATION OF NON-EMPLOYEE DIRECTORS	10

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
Fees Paid to Auditors by the Company During Most Recent Fiscal Years	11

PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION	13

PROPOSAL FOUR: APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF MINNESOTA TO THE STATE OF NEVADA	14
Principal Reasons for Reincorporation	15
Possible Disadvantages of the Reincorporation	15
Principal Features of the Reincorporation – The Plan of Conversion	16
Effect of Vote for Reincorporation	16
Effect of Not Obtaining Required Vote for Reincorporation	16
Discretion Not to Consummate Reincorporation	16
Regulatory Approvals	17
Certain United States Federal Income Tax Consequences	17
Accounting Consequences Associated with the Reincorporation	17
Significant Differences Related to State Law	17
Dissenter’s Rights	27

PROPOSAL FIVE: APPROVAL OF THE APPLIANCE RECYCLING CENTERS OF AMERICA, INC. 2016 EQUITY INCENTIVE PLAN	29
Summary of the 2016 Plan	29
Federal Income Tax Matters	31

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PROPOSAL SIX: ADVISORY VOTE ON EXECUTIVE COMPENSATION	33

INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTORS	34
EXECUTIVE COMPENSATION	35
Summary Compensation Table for Fiscal Year Ended January 2, 2016	35
Outstanding Equity Awards at January 2, 2016	36
Stock Option Plans	37

AUDIT COMMITTEE REPORT	39

OTHER MATTERS	40

APPENDIX A: AMENDMENT TO ARTICLES OF INCORPORATION	A-1

APPENDIX B: PLAN OF CONVERSION	B-1

APPENDIX C: PROPOSED NEVADA ARTICLES OF INCORPORATION	C-1

APPENDIX D: PROPOSED NEVADA BYLAWS	D-1

APPENDIX E: DESCRIPTION OF DISSENTER’S RIGHTS	E-1
302A.471 Rights Of Dissenting Shareholders.	E-1
302A.473 Procedures For Asserting Dissenters' Rights.	E-2

APPENDIX F: APPLIANCE RECYCLING CENTERS OF AMERICA, INC 2016 EQUITY INCENTIVE PLAN	F-1

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APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

175 Jackson Avenue North, Suite 102

Minneapolis, Minnesota 55343

PROXY STATEMENT

Solicitation of Proxies

This proxy statement contains information relating to the annual meeting of shareholders of Appliance Recycling Centers of America, Inc. (the “Company”) to be held on Thursday, December 29, 2016, beginning at 11:00 a.m., Central Standard Time, at the corporate office of the Company, located at 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. Your proxy is solicited on behalf of the Board of Directors of the Company for use at the 2016 annual meeting of shareholders and any adjournment or postponement of the meeting.

The approximate date on which this proxy statement and form of proxy will first be made available to shareholders is November 18, 2016.

About the Meeting

What is the purpose of the annual meeting?

At the Company’s annual meeting, shareholders will act upon the matters described in the accompanying notice of annual meeting of shareholders. This includes the election of four directors, the ratification of the appointment of our independent registered public accounting firm, the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 to 52,000,000, the approval of the reincorporation of the Company from the State of Minnesota to the State of Nevada, the approval of the Company’s 2016 Equity Incentive Plan, and an advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote). In addition, the Company’s management will report on the performance of the Company during the 2015 fiscal year and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record of outstanding common stock of the Company at the close of business on the record date, November 10, 2016, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock of the Company outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. As of the record date, 6,655,365 shares of common stock of the Company were outstanding. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service or vote your proxy by using the toll-free telephone number listed on the proxy card, even if you abstain from voting.

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How do I vote?

Even if you plan to attend the annual meeting you are encouraged to vote by proxy. You may vote by proxy by one of the following ways:

1)	Sign and date each proxy card you receive and return it in the prepaid envelope;

2)	Vote by internet at the address listed on the proxy card; or

3)	Vote by telephone using the toll-free number listed on the proxy card.

If you vote by internet or telephone, your electronic vote authorizes the proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote by internet or telephone, do not return your proxy card.

If you return your signed proxy card or vote by internet or telephone but do not give specific instructions as to how you wish to vote, your shares will be voted FOR all nominees in Proposal 1, FOR ratification of the appointment of our independent registered public accounting firm in Proposal 2, FOR approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 to 52,000,000 in Proposal 3, FOR approval of the reincorporation of the Company from the State of Minnesota to the State of Nevada in Proposal 4, FOR approval of our 2016 Equity Incentive Plan in Proposal 5, and FOR the non-binding Say-on-Pay resolution in Proposal 6.

Can I change my vote after I return my proxy card or my internet or telephone vote?

Yes. Even after you have submitted your proxy or voted by internet or telephone, you may change your vote or revoke your proxy at any time before the proxy is exercised at the meeting. You may change or revoke it by:

1)	Returning a later-dated signed proxy card or re-accessing the internet voting site or telephone voting number listed on the proxy card;

2)	Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343; or

3)	Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

What are the Board’s recommendations?

The Board’s recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of each of the nominated directors (see Proposal 1 on page 6).

•	FOR ratification of the appointment of our independent registered public accounting firm (see Proposal 2 on page 11).

•	FOR approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 to 52,000,000, consisting of 50,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock (see Proposal 3 on page 13).

•	FOR approval of the reincorporation of the Company from the State of Minnesota to the State of Nevada (see Proposal 4 on page 14).

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•	FOR approval of our 2016 Equity Incentive Plan (see Proposal 5 on page 29).

•	FOR the non-binding resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement (see Proposal 6 on page 33).

If you submit your proxy card or vote by internet or telephone, unless you give other instructions on your proxy card or your internet or telephone vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

For the election of directors, each shareholder will be entitled to vote for four nominees and the four nominees with the greatest number of votes will be elected. There is no cumulative voting by shareholders.

With respect to the approval of the reincorporation of the Company from the State of Minnesota to the State of Nevada, the affirmative vote of the outstanding shares of common stock entitled to vote will be required for approval.

With respect to ratification of the appointment of our independent registered public accounting firm, approval of the amendment to our Articles of Incorporation to increase our authorized capital stock, approval of our 2016 Equity Incentive Plan, the advisory Say-on-Pay vote or any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted on that proposal, although it will be counted for purposes of determining the number of shares necessary for approval of the proposal. Accordingly, an abstention will have the effect of a negative vote with respect to that proposal.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the proposal to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on the proposal and generally will not be counted in determining the number of shares necessary for approval of the proposal; however, since the proposal to reincorporate the Company from the State of Minnesota to the State of Nevada requires the approval of a majority of the outstanding shares of common stock, a “broker non-vote” will have the effect of a negative vote with respect to this proposal. Additionally, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Who will count the vote?

An Inspector of Elections will be appointed for the annual meeting and will work with a representative of Wells Fargo Shareowner Services, our independent stock transfer agent, to count the votes.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one Notice. If you request a paper copy of the proxy materials and your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards or use the internet voting service or telephone voting service for each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Wells Fargo Shareowner Services, at 1-800-468-9716.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2016 annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your proxy gives authority to Tony Isaac, Chief Executive Officer, and Denis E. Grande, Secretary, to vote on such matters at their discretion.

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When are shareholder proposals for the 2017 annual meeting of shareholders due?

To be considered for inclusion in the Company’s proxy statement for the Company’s annual meeting to be held in 2017, shareholder proposals must be received at the Company’s office no later than July 21, 2017 or, in the event the Company changes the date of its annual meeting to be held in 2017 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company begins to print and send its proxy materials. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be submitted in writing and delivered or mailed to the Company’s Secretary, at Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.

Under Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, any shareholder who wishes to have a proposal considered at the 2017 annual meeting of shareholders, but not submitted for inclusion in the Company’s proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than October 4, 2017 or, in the event the Company changes the date of its annual meeting to be held in 2017 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company sends its proxy materials. Failure to notify the Company by that date would allow the Company’s proxy holders to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the annual meeting without any discussion of the matter being included in the Company’s proxy statement.

Who pays the cost of this proxy solicitation?

The expense of the solicitation of proxies for this annual meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation of proxies over the Internet and through the mail, proxies may be solicited in person or by telephone or fax by certain of the Company’s directors, officers and regular employees, without additional compensation. No proxy solicitors have been hired in connection with the annual meeting.

Are there dissenters’ or appraisal rights?

Shareholders have the right to dissent from the proposed reincorporation from Minnesota to Nevada and demand payment in cash for their shares equal to the fair value of the shares as determined under Minnesota law. For a detailed description of the reincorporation and dissenters’ rights, see “Proposal Two: Approval of Reincorporation of the Company from the State of Minnesota to the State of Delaware.”

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Common Stock Ownership

Beneficial Ownership of Common Stock

The following table sets forth as of November 10, 2016, the beneficial ownership of common stock by each of the Company’s directors, each of the executive officers named in the Summary Compensation Table on page 35, and all directors and executive officers of the Company as a group, as well as information about beneficial owners of 5% or more of the Company’s common stock. Beneficial ownership includes shares that may be acquired in the next 60 days through the exercise of options or warrants.

Beneficial Owner	Position with Company	Number of Shares Beneficially Owned (1)	Percent of Outstanding (2)
Directors and executive officers:
Tony Isaac (4)	Director, Chief Executive Officer and Acting Chief Financial Officer	60,000	*
Edward R. Cameron (3) (4)	President ARCA Recycling, Inc.	694,301	10.0%
Mark G. Eisenschenk (4)	Former President and CEO	–	*
Jeffery Ostapeic (4)	Former Chief Financial Officer	–	*
Bradley S. Bremer (4)	President of ApplianceSmart, Inc.	52,400	*
Richard D. Butler (4)	Director	10,000	*
Dennis (De) Gao (4)	Director	10,000	*
Timothy M. Matula (4)	Director	–	*
All directors and executive officers as a group (8 persons) (4)		867,618	12.3%

Other 5% shareholders:
Isaac Capital Group, LLC (5)		587,890	8.8%
Medallion Capital, Inc. (6)		467,000	7.0%
Abacab Capital Management (7)		439,587	6.6%
Energy Efficiency Investments, LLC (8)		669,901	9.9%

_______________________

* Indicates ownership of less than 1% of the outstanding shares

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2)	Applicable percentage of ownership is based on 6,655,365 shares of common stock outstanding as of November 10, 2016, plus, for each shareholder, all shares that such shareholder could purchase within 60 days upon the exercise of existing stock options and warrants.
(3)	Includes 302,690 shares that are pledged to secure a personal line of credit. The address for Mr. Cameron is 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343.
(4)	Includes shares which could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Isaac, 10,000 shares; Mr. Cameron, 271,834 shares; Mr. Bremer, 42,300 shares; Mr. Butler, 10,000 shares; Mr. Gao, 10,000 shares; and all directors and executive officers as a group, 383,801 shares.
(5)	According to a Schedule 13D/A filed October 2, 2015, Isaac Capital Group, LLC (“Isaac Capital”) beneficially owned 587,890 shares of common stock. Isaac Capital has sole dispositive power as to all 587,890 shares and sole voting power as to 587,890 shares. The address for Isaac Capital is 3525 Del Mar Heights Road, Suite 765, San Diego, CA 92130.
(6)	According to a Schedule 13D/A filed May 18, 2015, Medallion Capital, Inc. (“Medallion”) beneficially owned 467,000 shares of common stock. Medallion has sole dispositive and voting power as to all 467,000 shares. The address for Medallion is 3000 West County Road 42, Suite 301, Burnsville, MN 55337-4827.
(7)	According to a Schedule 13G filed March 11, 2015, Abacab Capital Management, LLC (“Abacab”) beneficially owned 439,587 shares of common stock. Abacab has sole dispositive and voting power as to all 439,587 shares. The address for Abacab is 33 W. 38th Street, New York, NY 10018.
(8)

Energy Efficiency Investments, LLC (“EEI”) beneficially owns 669,901 shares of common stock, including 50,354 shares issuable upon exercise of an existing note and warrant. EEI has sole dispositive and voting power as to all 669,901 shares. The address for EEI is 600 Anton Boulevard, Suite 9000, Costa Mesa, CA 92626-7221.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended January 2, 2016, its officers, directors and 10% shareholders timely complied with all Section 16(a) filing requirements, except as follows: Mr. Goa, Mr. Isaac and Mr. Butler filed late Form 3s on September 21, 2015, reporting their election to the Board of Directors and related grants of stock options on May 18, 2015.

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Proposal One:
Election of Directors

General Information

The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s four nominees. The term of office for each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified, or until such director is removed or resigns.

All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

All shares represented by proxies that have been properly executed and returned or properly voted using the internet or telephone voting service will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

The Board recommends a vote FOR all of the nominees.

Nominees

The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.

Name	Position with Company	Director Since	Age
Tony Isaac	Director, Chief Executive Officer, Acting Chief Financial Officer	2015	62
Richard D. Butler	Director	2015	68
Dennis (De) Gao	Director	2015	36
Timothy M. Matula	Director	2016	56

Tony Isaac has been a director of the Company since May 2015 and served as Interim Chief Executive Officer of the Company from February 2016 and May 2016, at which time he was appointed Chief Executive Officer of the Company. Mr. Isaac has also served as the Company’s Acting Financial Officer since July 1, 2016. Mr. Isaac has served as Financial Planning and Strategist/Economist of LiveDeal, Inc. (NASDAQ: LIVE), a company providing specialized online marketing solutions to small-to-medium sized local business that boost customer awareness and merchant visibility, since July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac has served as a director of LiveDeal, Inc. since December 2011. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics. Mr. Isaac brings to the Board significant investment and financial expertise and public board experience.

Richard D. Butler, Jr. has been a director of the Company since May 2015. Mr. Butler is the owner of Solution Provider Services, an advisory firm which provides real estate, corporate and financial advisory services, since 1999, and is the co-Founder, Managing Director and major shareholder of Ref-Razzer Company, a whistle manufacturing and vending company, since 2005. Prior to this, Mr. Butler was the Co-Founder and Executive Vice President of Aspen Healthcare, Inc., from 1996 to 1999. From 1993 to 1996, Mr. Butler was a Managing Director at Landmark Financial and from 1989 to 1993 he was a Partner at Cal Ventures Real Estate Investment Group. Prior to this, Mr. Butler has also served as the President and Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler has served on the board of directors of LiveDeal, Inc. (NASDAQ: LIVE), a company providing specialized online marketing solutions to small-to-medium sized local business that boost customer awareness and merchant visibility, since August 2006 (including YP.com from 2006 to 2007). Mr. Butler has been a director of Dataram Corporation (NASDAQ: DRAM), an independent memory manufacturer, which develops, manufactures, and markets large capacity memory products primarily used in servers and workstations worldwide, since November 2014. Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. Mr. Butler brings to the Board extensive experience in financial management and executive roles, which enable him to provide important expertise in financial, operating and strategic matters that impact our Company.

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Dennis (De) Gao has been a director of the Company since May 2015. Mr. Gao co-founded and, from July 2010 to March 2013, served as the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community. Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at The Procter & Gamble Company for its consolidation system and was responsible for the Procter & Gamble’s financial report consolidation process. From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has served as a director of LiveDeal, Inc. (NASDAQ: LIVE) and as a member of the Audit Committee of LiveDeal, Inc. since January 2012. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business. Mr. Gao has significant finance, accounting and operational experience and brings substantial finance and accounting expertise to the Board.

Timothy M. Matula has been a director of the Company since August 2016. Mr. Matula is an independent consultant and advises a number of different companies. He joined Shearson Lehman Brothers as a financial consultant in 1992. In 1994 he joined Prudential Securities and when he left Prudential in 1997, he was Associate Vice President, Investments, Quantum Portfolio Manager. In April 2007, Mr. Matula entered into a consent order with the Securities Division of the Washington State Department of Financial Institutions (the “Securities Division”), which required Mr. Matula to cease and desist from operating as an investment adviser in Washington in any manner in violation of Washington law and to pay a fine. Mr. Matula had previously been operating as an investment adviser in Washington but had not been registered as such with the Securities Division. Mr. Matula brings to the Board a broad range of business experience, investors’ relations and finance. Mr. Matula has extensive experience in SEC and Sarbanes-Oxley compliance matters and accounting matters. He also has over 15 years’ experience working in Asia with privately held and publicly-held traded companies. He holds a Bachelor of Science degree in business administration from California State University.

Director Independence

There are no family relationships between any of the directors or executive officers of the Company. Of the current directors, each of Mr. Butler, Mr. Gao and Mr. Matula are “independent” directors as defined under the rules of The NASDAQ Stock Market (“NASDAQ”) and have been independent directors since each joined the Board. Mr. Isaac was independent during the fiscal year ended January 2, 2016, but ceased to be “independent” on February 29, 2016, when he assumed the role of Interim Chief Executive Officer for the Company. Former directors Steve Lowenthal, Randy L. Pearce and Dean R. Pickerell, who served on the Board until May 18, 2015, were each independent during the time they served on the Board in the fiscal year ended January 2, 2016.

Board Leadership Structure and Role in Risk Oversight

Mr. Isaac, the Company’s Chief Executive Officer, also serves as a member of the Board of Directors. The Company has not named a lead director or Chairman. The Company believes this is appropriate for the Company at this time because of the size of the Company, the size of the Board, and Mr. Isaac’s responsibility for the day-to-day management of the Company’s business. In view of these factors, the Board of Directors believes it makes sense for Mr. Isaac to participate in the Board’s discussions of developments in the Company’s business and business strategy and its results of operations.

It is management’s responsibility to manage risk and bring to the attention of the Board of Directors the most material risks affecting the Company. The Board of Directors, including through Board Committees comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board of Directors include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. The Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. The Audit Committee also reviews and approves transactions with related persons. The Compensation and Benefits Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by the Compensation Committee for the Company’s executive officers.

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Actions and Committees of the Board of Directors

In 2015 the Board of Directors met 9 times. In 2015 the Board of Directors had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met 7 times; the Compensation Committee met 1 time; and the Nominating and Corporate Governance Committee did not meet. The Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during 2015 attended all of the meetings of the Board of Directors and of the committees on which the director served. It is the Company’s policy that all directors should attend the annual meeting of shareholders.

Compensation and Benefits Committee

The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. In fiscal 2015, the members of the Compensation Committee were Mr. Isaac, Mr. Gao and Mr. Butler (Chairman), each of whom was also an “independent” director as defined under NASDAQ rules. Mr. Isaac resigned from the Compensation Committee upon his appointment as Interim CEO on February 29, 2016. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for the Company’s executive officers, other than the CEO, is recommended by the CEO and approved by the Compensation Committee. The annual compensation for the CEO is recommended by the Compensation Committee and formally approved by the full Board of Directors. The Compensation Committee may approve grants of equity awards under the Company’s stock compensation plans.

In the performance of its duties, the Compensation Committee may select independent compensation consultants to advise the committee when appropriate. In addition, the Compensation Committee may delegate authority to subcommittees where appropriate. The Compensation Committee may separately meet with management if deemed necessary and appropriate. The Compensation Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investors - Corporate Governance.”

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee, comprised of Mr. Butler (Chairman), Mr. Gao, and Mr. Matula, is responsible for the review and approval of all transactions in which the Company was or is to be a participant and in which any executive officer, director or director nominee of the Company, or any immediate family member of any such person (“related persons”) has or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by the Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of the Audit Committee and are evidenced in the corporate records of the Company. Mr. Isaac served as Chairman of the Audit Committee until February 29, 2016 when he was appointed to Interim Chief Executive Officer for the Company, at which point in time he resigned from the Audit Committee and Mr. Butler was appointed as Chairman of the Audit Committee. Mr. Matula was appointed to the Audit Committee on August 19, 2016.

As of January 2, 2016, ARCA Advanced Processing, LLC, a consolidated subsidiary of the Company, has a promissory note payable of $120,000 and advances payable of $232,000 to 4301 Operations, LLC a business controlled by former director Brian Conners and the non-controlling interest holder in ARCA Advanced Processing, LLC

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Board Practice Related to Nominations of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is comprised of Mr. Gao (Chairman) and Mr. Butler, each of whom is an “independent” director as defined under NASDAQ rules. Mr. Isaac also served on the Governance Committee until February 29, 2016 when he was appointed to Interim Chief Executive Officer for the Company, at which point in time he resigned from the Governance Committee. The primary purpose of the Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of the Company. The principal recurring duties and responsibilities of the Governance Committee include (i) making recommendations to the Board regarding the size and composition of the Board, (ii) identifying and recommending to the Board of Directors candidates for election as directors, (iii) reviewing the Board’s committee structure, composition and membership and recommending to the Board candidates for appointment as members of the Board’s standing committees, (iv) reviewing and recommending to the Board corporate governance policies and procedures, (v) reviewing the Company’s Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, the Board chairperson and Board members. The Governance Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investors – Corporate Governance.”

The Governance Committee will consider director candidates recommended by shareholders. The criteria applied by the Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a shareholder or a third party, and accordingly, the Governance Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by shareholders. Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company.

The Governance Committee identifies director candidates primarily by considering recommendations made by directors, management and shareholders. The Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. The Governance Committee did not retain any such third party with respect to the director candidates described in this Proxy Statement. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. The Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of the Board as a whole. Director candidates recommended by shareholders are evaluated in the same manner as candidates recommended by other persons.

Board Contact Information

If you would like to contact the Board or any committee of the Board, you can send an email to board@arcainc.com, or write to Appliance Recycling Centers of America, Inc., c/o Secretary, 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable committee or director on a periodic basis.

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Compensation of Non-Employee Directors

The Company uses a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that directors expend fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Non-employee directors of the Company receive an annual fee of $15,000 for their service as directors and an attendance fee of $1,000 per Board meeting. The Chairperson of the Audit Committee receives an additional annual fee of $10,000 and each other member of the Audit Committee receives an additional annual fee of $5,000. The Chairperson of the Compensation and Benefits Committee receives an additional annual fee of $1,500, and the Chairperson of the Nominating and Governance Committee receives an additional annual fee of $1,000. All of the Company’s directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Non-employee directors also receive stock options under the 2011 Stock Compensation Plan. Each year, on the date of the Company’s annual meeting, non-employee directors receive an option to purchase 10,000 shares of common stock. In addition, upon their initial appointment or election to the Board, non-employee directors receive a one-time grant of options to purchase 10,000 shares of common stock. Generally, such options become exercisable in full six months after the date of grant and expire ten years from the date of grant.

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

Non-Management Director Compensation for Fiscal Year Ended January 2, 2016

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Tony Isaac (2)	19,583	16,600 (3)	–	36,183
Dennis (De) Gao	17,250	16,600 (3)	–	33,850
Richard D. Butler	17,542	16,600 (3)	–	34,142
Steve Lowenthal (4)	9,750	–	–	9,750
Randy L. Pearce (4)	10,167	–	–	10,167
Dean R. Pickerell (4)	9,583	–	–	9,583

_______________________

(1)	Edward R. Cameron and Brian T. Conners have been omitted from this table since they received no additional compensation for serving as a director of the Company. Mr. Cameron's compensation is described below under “Executive Compensation.”
(2)	Tony Isaac was appointed Interim Chief Executive Officer on February 29, 2016 and Chief Executive Officer on May 16, 2016.
(3)	These amounts reflect the fair value of the options granted during fiscal 2015. See Note 2 to the Company’s consolidated financial statements for discussion of the assumptions made in the valuation of option grants. At fiscal year-end, the non-management directors held options to purchase shares of common stock as follows: Mr. Isaac, 10,000 shares; Mr. Gao, 10,000 shares; and Mr. Butler, 10,000 shares.
(4)	Each of Mr. Lowenthal, Mr. Pearce and Mr. Pickerell ceased serving as a director upon expiration of his term at the Company’s 2015 Annual Meeting of Shareholders on May 18, 2015.

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Proposal Two:
Ratification of Appointment of Independent
Registered Public Accounting Firm

The Audit Committee has selected Anton & Chia, LLP as the Company’s independent registered public accounting firm for fiscal year 2016. The Company is submitting its selection of Anton & Chia, LLP for ratification by the shareholders at the annual meeting. A representative of Anton & Chia, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Company’s Bylaws do not require that shareholders ratify the selection of Anton & Chia, LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of Anton & Chia, LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Anton & Chia, LLP. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Baker Tilly Virchow Krause, LLP previously served as the independent auditors for the Company. On April 4, 2016, Baker Tilly Virchow Krause, LLP notified the Company that they decline to stand for re-appointment as the Company’s independent registered public accounting firm effective upon the earlier of Baker Tilly Virchow Krause, LLP’s completion of interim review procedures related to the period as of and for the three months ending April 2, 2016 or the Company’s Audit Committee appointing new auditors. On April 22, 2016, the Audit Committee approved the engagement of Anton & Chia, LLP as the Company’s new independent registered public accounting firm for fiscal year ending December 31, 2016.

The reports of Baker Tilly Virchow Krause, LLP on the Company’s consolidated financial statements for the fiscal years ended January 2, 2016 and January 3, 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim period through April 4, 2016, there were no disagreements with Baker Tilly Virchow Krause, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Baker Tilly Virchow Krause, LLP, would have caused Baker Tilly Virchow Krause, LLP to make reference to the matter in its reports on the consolidated financial statements for such years. A representative of Baker Tilly Virchow Krause, LLP is not expected to be present at the annual meeting.

During the fiscal years ended January 2, 2016 and January 3, 2015, and the subsequent interim period prior to the engagement of Anton & Chia, LLP, neither the Company nor anyone acting on its behalf has consulted with Anton & Chia, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Anton & Chia, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditors by the Company During Most Recent Fiscal Years

During the fiscal years ended January 2, 2016 (fiscal 2015) and January 3, 2015 (fiscal 2014) the Company paid fees to Baker Tilly Virchow Krause, LLP for the following professional services:

	January 2, 2016	January 3, 2015
Description
Audit fees (1)	$217,287	$205,794

(1)	Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s year-end financial statements, quarterly reviews of financial statements included in the Company’s quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings. For fiscal year 2014, this amount was adjusted for actual amounts finally billed for the completion of the 2015 audit. For fiscal year 2015, this amount includes billings for the completion of the 2015 audit that were rendered after year-end.

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The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of Baker Tilly Virchow Krause, LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. All the fees and services for fiscal 2015 and fiscal 2014 were approved by the Audit Committee.

The Board recommends a vote FOR ratification of the appointment of the Company’s independent registered public accounting firm.

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Proposal THREE:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

The Board has unanimously voted to submit to the Company’s shareholders a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 to 52,000,000, consisting of 50,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock. The proposed amendment is attached to this Proxy Statement as Appendix A.

Our Articles of Incorporation currently authorize the Company to issue 10,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock. As of November 10, 2016, 6,655,365 shares are issued and outstanding. In addition, approximately 790,654 shares have been reserved for issuance pursuant to the Company’s outstanding options and warrants. As a result, the Company has approximately 5,864,711 shares that are not either issued and outstanding or committed for issuance. The Board desires to increase the number of authorized shares of capital stock to ensure it has the flexibility to promptly take advantage of any strategic opportunities, to grant such equity awards to officers, employees, directors, and consultants as may be desirable in the future, and to evidence the Company’s commitment to growth.

Our shareholders have no preemptive rights with respect to any series of our capital stock. If this proposed amendment is adopted, the additional authorized shares will be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by law, by regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans. Thus, additional shares of common stock might be issued at times and under circumstances that will have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

An increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company). We are not proposing the increase in authorized shares in response to, and we have no knowledge of, any effort to accumulate our stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. We have no current plans to enter into any acquisition or merger.

We may enter into a financing transaction or transactions in the future where we could issue additional shares of common stock or securities convertible into additional shares of common stock. These shares or convertible securities may be issued as a commitment fee, in connection with loans we receive from a lender, or under other circumstances that we cannot yet determine. As a result, we are unable to estimate the number of shares or convertible securities we may issue in the future in connection with these transactions. Additionally, as we are currently listed on the NASDAQ Capital Market, we are required to obtain shareholder approval for any issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance. We will seek shareholder approval of any transaction or transactions as required by this rule. There can be no guarantee that we will obtain financing whereby we are required to issue common stock, nor can we guarantee the type or amount of securities that may be issued in such a financing.

If Proposal 4 (reincorporation of the Company from Minnesota to Nevada) and this Proposal are approved and the reincorporation occurs, the amendment to the Company’s Minnesota Articles of Incorporation will not be effected. Rather, the Company’s new Nevada Articles of Incorporation will reflect the approved increase to the number of authorized shares of capital stock. If Proposal 4 is not approved and this Proposal is approved, the amendment to the Company’s Minnesota Articles of Incorporation will be effected at the discretion of the Board. If this Proposal is not approved, the Minnesota Articles of Incorporation will not be amended, and, if applicable, the new Nevada Articles of Incorporation will not reflect the proposed increase to the number of authorized shares of capital stock.

The Board recommends a vote FOR approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock from 12,000,000 to 52,000,000, including 2,000,000 shares of preferred stock.

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PROPOSAL FOUR:
APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM
THE STATE OF MINNESOTA TO THE STATE OF NEVADA

The Board has unanimously approved the reincorporation of the Company from the State of Minnesota to the State of Nevada (the “Reincorporation”), including the adoption of Articles of Incorporation and Bylaws for the reincorporated Company, subject to approval by our shareholders. In addition, the Board has determined that the terms of the Plan of Conversion, in substantially the form attached hereto as Appendix B to this Proxy Statement, by which the Reincorporation will be effectuated are fair to, and in the best interests of, both the Company and our shareholders.

The Reincorporation would be effected through the conversion of the Company into a Nevada corporation, which we refer to as “ARCA-Nevada,” pursuant to the Plan of Conversion. Upon completion of the conversion, ARCA-Nevada will be the converted corporation and will continue to operate our business under the name “Appliance Recycling Centers of America, Inc.” unless we subsequently change the name of the Company. In this section we refer to the Company before the Reincorporation as the “Company” and after the conversion as “ARCA-Nevada.” For the reasons set forth herein, we recommend that the shareholders approve the Reincorporation, which will also constitute approval of the Plan of Conversion, as well as the Articles of Incorporation of ARCA-Nevada and the Bylaws of ARCA-Nevada, in substantially the forms attached to this Proxy Statement as Appendices C and D, respectively.

The principal effects of the Reincorporation, if approved by our shareholders and consummated, will be that:

•	The affairs of the Company will cease to be governed by Minnesota corporation laws pursuant to the Minnesota Business Corporation Act (“MBCA”) and will become subject to Nevada corporation laws pursuant to the Nevada Revised Statutes (the “NRS”). The Company’s governance will be pursuant to the Articles of Incorporation filed in Nevada and the Bylaws of ARCA-Nevada, reflecting, among other things, application of the NRS.

•	The resulting Nevada corporation will be the same entity as the company currently incorporated in Minnesota and there will be no change in the Company’s business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial).

•	The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with ARCA-Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company.

•	When the Reincorporation becomes effective, all of our issued and outstanding shares of common stock at such time will be automatically converted into an equivalent number of issued and outstanding shares of common stock of ARCA-Nevada, without any action on the part of our shareholders. Upon completion of the Reincorporation and if Proposal 3 is also approved, the number of authorized shares of common stock will increase to 50 million shares from 10 million shares and the number of authorized shares of preferred stock will remain unchanged at 2 million shares. The number of issued and outstanding shares of capital stock of ARCA-Nevada will be identical to the Company’s capital stock existing at the time of the Reincorporation. If Proposal 3 is not approved, the number of authorized shares of common stock will remain at 10 million shares and the number of authorized shares of preferred stock will remain at 2 million shares.

•	The Reincorporation will have no effect on the listing of shares of our common stock on The NASDAQ Capital Market under the same symbol “ARCI.” YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ARCA-NEVADA. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.

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•	Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. The Reincorporation will not change the respective ownership positions of our shareholders in our Company.

Principal Reasons for Reincorporation

The Board is continually evaluating how best to position the Company to be attractive to all of its potential constituents, including shareholders, employees, officers, directors, customers, and other business partners. The Board approved the Reincorporation because it believes that the resulting change to governance under the corporate laws of the State of Nevada will directly benefit our shareholders by providing a greater measure of flexibility and simplicity in corporate governance than is available in the State of Minnesota, and may increase the marketability of our securities. Nevada has adopted, construed, and implemented comprehensive, advanced, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.

The Board is not proposing the Reincorporation to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board.

Possible Disadvantages of the Reincorporation

Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, it should be noted that Nevada law has been criticized on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including Minnesota. Generally, the Articles of Incorporation and Bylaws of ARCA-Nevada, in comparison to the Company’s current Minnesota Articles of Incorporation and Bylaws, also contain or eliminate certain provisions that may have the effect of reducing the rights of minority shareholders. The Reincorporation of the Company in Nevada may make it more difficult for minority shareholders to elect directors and influence our policies. Below are highlighted the main areas for which the Reincorporation could constitute a negative impact for shareholders due to differences in Minnesota and Nevada corporate law:

•	Removal of directors. Under Minnesota law, the directors may be removed with or without cause by the affirmative vote of that proportion or number of the voting power of the shares of the classes or series the director represents which would be sufficient to elect such director. Nevada law calls for the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding.

•	Failure to hold an annual meeting. Minnesota law provides that if a regular shareholders’ meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power may demand a meeting by written notice to the Company. Nevada law only allows a petition to a Nevada District Court by one or more stockholders holding at least 15% of the corporation’s voting power, after a failure of the corporation to elect directors within 18 months after the last election.

•	Duration of proxies. In Minnesota, a proxy is valid for a period of 11 months unless a longer time is stated therein. Nevada law only allows for six months unless otherwise provided within the proxy, and does not allow in any event for validity past a period of seven years.

•	Business combinations. Minnesota law restricts the ability of a company to enter into a business combination with an interested shareholder for a period of four years following the interested shareholder’s becoming such unless either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder is approved by the board of directors prior to the interested shareholder’s stock acquisition date. Nevada law applies a two year period to the same scenario.

It should also be noted that the interests of the Board, management, and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. For a summary comparison of shareholders’ rights and the power of management under Nevada law and Minnesota law, see “Significant Differences Related to State Law.”

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The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Principal Features of the Reincorporation – The Plan of Conversion

The Reincorporation would be effected through the conversion of the Company into ARCA-Nevada. The conversion will be accomplished pursuant to a Plan of Conversion, which is attached to this proxy statement as Appendix B. Upon completion of the conversion, ARCA-Nevada will continue to maintain all of the assets and liabilities of the Company and will continue to operate our business under the name “Appliance Recycling Centers of America, Inc.” unless we subsequently change that name.

Upon completion of the conversion, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of ARCA-Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted into comparable warrants and options of ARCA-Nevada.

Assuming we obtain requisite shareholder approval for the Reincorporation, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting. The Reincorporation will become effective upon the filing of Articles of Conversion with the Secretary of State of the State of Nevada and the Secretary of State of the State of Minnesota. Upon the effectiveness of the conversion, the Articles of Incorporation and the Bylaws of ARCA-Nevada, in substantially the forms attached as Appendices C and D to this Proxy Statement, respectively, will govern corporate operations and activities of the converted corporation.

You will not have to take any action to exchange your stock certificates as a result of the conversion. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of ARCA-Nevada’s common stock following the Reincorporation.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, and of the Articles of Incorporation and the Bylaws for ARCA-Nevada, each in the forms attached to this Proxy Statement. Shareholders also should note that approval of the Reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of the Company after the Reincorporation. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock or preferred stock that would be available as a result of the proposed Reincorporation, other than as disclosed in Proposal 3 above. If Proposal 3 is approved, and this Proposal is also approved, the ARCA-Nevada Articles of Incorporation will reflect the approved increase to the number of authorized shares of capital stock. If Proposal 3 is not approved, the ARCA-Nevada Articles of Incorporation will reflect the same authorized shares of capital stock as currently in the Company’s current Minnesota Articles of Incorporation.

Effect of Not Obtaining Required Vote for Reincorporation

If we fail to obtain the requisite vote of our shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Minnesota and governed by the MBCA and our existing Articles of Incorporation (as amended by Proposal 3, if such proposal is approved) and Bylaws.

Discretion Not to Consummate Reincorporation

The Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated or abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our shareholders.

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Regulatory Approvals

The Reincorporation will not be consummated until after shareholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Articles of Conversion with the Secretary of State of the State of Nevada and the Secretary of State of the State of Minnesota.

Certain United States Federal Income Tax Consequences

The below only summarizes the material U.S. federal income tax consequences of the Reincorporation to shareholders. ACCORDINGLY, WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES AND YOUR TAX CONSEQUENCES RELATING THE REINCORPORATION, AS WELL AS ANY TAX CHANGES IN CONSEQUENCES ARISING UNDER THE LAWS OF THE FEDERAL OR ANY STATE, LOCAL, FOREIGN OR OTHER TAX JURISDICTION.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the Reincorporation qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this Proxy Statement, our shareholders will not recognize any gain or loss as a result of the consummation of the Reincorporation and our shareholders’ basis and duration of holding our shares will be unchanged.

Accounting Consequences Associated with the Reincorporation

Because there is no change in the entity, we do not expect that the Reincorporation to have a material effect on the Company from an accounting perspective. Historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this Proxy Statement, will remain the financial statements of the Company following the Reincorporation.

Significant Differences Related to State Law

We are incorporated under the laws of the State of Minnesota and ARCA-Nevada will be incorporated under the laws of the State of Nevada. The Company’s corporate affairs are currently governed by the MBCA and our Articles of Incorporation and Bylaws, which were created pursuant to Minnesota law. On the effective date of the Reincorporation, issues of corporate governance and control will be controlled by the NRS and ARCA-Nevada’s Articles of Incorporation and Bylaws, which will be created under Nevada law.

The following comparison of the NRS, Nevada Articles of Incorporation, and Nevada Bylaws with the MBCA, Minnesota Articles of Incorporation, and Minnesota Bylaws summarizes important distinctions between the respective bodies of law and organizational documents, but does not purport to be a complete statement of the respective rights of our shareholders prior and subsequent to the Reincorporation. Further, the following summary is not intended to constitute a comprehensive summary of such laws or documents. As such, the following summary is qualified in its entirety by reference to the MBCA and NRS, respectively, as well as the Nevada Articles of Incorporation, Nevada Bylaws, Minnesota Articles of Incorporation, and Minnesota Bylaws.

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Shareholder Right	Minnesota	Nevada
Classified Board of Directors	Both Minnesota and Nevada law permit corporations to classify their boards of directors as provided in its articles and bylaws. The Company’s Minnesota Articles of Incorporation (“Minnesota Articles”) do not contain a classified board provision.	Nevada law requires that at least one-fourth of the total number of directors of a Nevada corporation be elected annually. The ARCA-Nevada Articles of Incorporation (“Nevada Articles”) do not contain a classified board provision.

Quorum	Minnesota law permits a corporation to change its quorum requirements from a majority of the voting power of the shares entitled to vote at a meeting to a larger or smaller number in the corporation’s bylaws or articles of incorporation. The Minnesota Articles and Bylaws provide that a majority of shares constitute a quorum.	Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws of a corporation, the quorum required for a corporation’s stockholders is presence in person or by proxy of a majority of the voting power of the shares entitled to vote at the meeting. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Removal of Directors	Minnesota law provides that, unless otherwise provided in the articles or bylaws of the corporation or by shareholder agreement, the directors may be removed with or without cause by the affirmative vote of that proportion or number of the voting power of the shares of the classes or series the director represents which would be sufficient to elect such director (with an exception for corporations with cumulative voting). The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. The Nevada Articles do not modify Nevada law in this respect.

Vacancies	According to Minnesota law, unless the articles of incorporation or bylaws of the company provide otherwise, vacancies resulting from the death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, and vacancies resulting from a newly-created directorship may be filled by the affirmative vote of a majority of the directors serving at the time of the increase. The shareholders may also elect a new director to fill a vacancy that is created by the removal of a director by the shareholders. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, for the remainder of the term of office of resigning director or directors, unless the articles of incorporation provide otherwise. The Nevada Articles do not modify Nevada law in this respect.

Interested Director Transactions	Under Minnesota law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm, or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (1) the directors establish that the transaction is “fair and reasonable” to the corporation; (2) the transaction is approved in good faith by the holders of at least two thirds of the voting power of the shares entitled to vote that are owned by persons other than the interested directors or, if all holders of shares entitled to vote are interested directors, by the holders of all outstanding shares, whether or not entitled to vote; (3) or the transaction is approved in good faith by a majority of the board or a committee, but the interested directors may not be counted in determining the presence of a quorum at the board or committee meeting and may not vote on the matter. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm, or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case, (ii) the fact of the common interest is not known to the interested director(s) or officer(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Declaration and Payment of Dividends	Minnesota law provides that a corporation may pay dividends or repurchase shares if the corporation will be able to pay its debts in the ordinary course of business after paying the dividend or repurchasing the shares, regardless of whether the corporation has surplus or net profits, subject to certain limitations for the benefit of certain preference shares. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights). The Nevada Articles do not modify Nevada law in this respect.

Special Meetings of Stockholders	Under Minnesota law, a special meeting of shareholders may be called by the chairman of the board, the chief executive officer, the chief financial officer, any two or more directors, a person authorized in the articles or bylaws to call special meetings or a shareholder or shareholders holding 10% or more of all shares entitled to vote, except that a special meeting called by a shareholder for the purpose of considering any action to facilitate, directly or indirectly, or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The Company’s Minnesota Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer, two or more directors, or by written request of shareholders holding 10% or more of the capital stock entitled to vote.	Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Adjournment of Stockholder Meetings	Under Minnesota law, notice of an adjourned meeting is not required if it is to be held no more than 120 days after the date fixed for the original meeting and the date, time, and place of the meeting were announced at the time of the original meeting or any adjournment of the original meeting, and as long as the company complies with notice requirements. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Failure to Hold an Annual Meeting	Minnesota law does not require a corporation to hold an annual meeting unless required by the corporation’s articles or bylaws. If a regular shareholders’ meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power may demand a meeting by written notice. At each regular shareholders’ meeting there must be an election of qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Stockholder Voting Provisions	Under Minnesota law, except for the election of directors, the shareholders shall take action by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on that item of business; or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the MBCA or the articles requires a larger proportion or number. The affirmative vote of a majority of the voting power of all shares of the company’s common stock is required to approve mergers and certain other extraordinary transactions. A company’s articles of incorporation generally can be amended if the proposed amendment is approved by the company’s board of directors and by holders of a majority of the voting power of the shares of the company’s common stock present and entitled to vote at a meeting.

	Unless otherwise required by the articles, directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present. The Minnesota Articles do not modify Minnesota law in this respect.	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action. The Nevada Articles do not modify Nevada law in this respect.

Duration of Proxies	According to Minnesota law, a proxy is valid for a period of 11 months, unless a longer period is expressly provided in the appointment. No appointment is irrevocable unless the appointment is coupled with an interest in the shares or in the corporation. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	According to Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which may not exceed seven years. The Nevada Bylaws provide that a proxy shall not be valid for more than a period of three years unless the proxy provides otherwise.

Cumulative Voting	Under Minnesota law, cumulative voting in the election of directors is permitted unless the articles of the company provide otherwise. In order to exercise cumulative voting rights for a director, the shareholder is required to give written notice of the intent to cumulate those votes as provided in the MBCA. The Minnesota Articles do not provide for cumulative voting.	Directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless otherwise provided in the articles of incorporation. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. The Nevada Articles do not have a provision granting cumulative voting rights in the election of its directors.

Stockholder Action by Written Consent	Minnesota law provides that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Stockholder Vote for Mergers and Other Corporate Reorganizations	Minnesota law requires that a resolution containing a plan of merger or exchange must be approved by the affirmative vote of a majority of the directors present at a meeting and submitted to the shareholders and approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote. Minnesota law does not require a corporation to submit a plan of merger to the vote of the shareholders of the surviving corporation if (a) the articles of incorporation will not be amended in the transaction; (b) each holder of shares of the corporation that were outstanding immediately before the effective time of the transaction will hold the same number of shares with identical rights immediately thereafter; (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger, plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction; and (d) the number of participating shares of the corporation immediately after the merger plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the number of participating shares of the corporation immediately before the transaction. Minnesota law requires that any class of shares of a Minnesota corporation must be given the right to approve the plan if it contains a provision which, if contained in a proposed amendment to the corporation’s articles of incorporation, would entitle such a class to vote as a class. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger, conversion or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Indemnification of Officers and Directors	Minnesota law sets forth conditions under which a corporation may indemnify its directors, officers and employees. Minnesota law requires a corporation to indemnify any director, officer, or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer, or employee, against judgments, penalties, fines, settlements and reasonable expenses, but only if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Minnesota Articles do not modify Minnesota law in this respect.

A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under Nevada Revised Statute (“NRS”) 78.138 (see below Limitation on Personal Liability of Directors), acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

The Company’s Nevada Articles provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation. The Company’s Nevada Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Advancement of Expenses	A Minnesota corporation shall advance reasonable expenses, including attorneys’ fees, to a person entitled to payment or reimbursement of such fees, upon receipt of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in the MBCA have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Fiduciary Duties of Directors

Under Minnesota law, the board of directors is charged with managing the business and affairs of a corporation. A director must discharge the duties of his position in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director may, in considering the best interests of the corporation, consider the interests of the corporation’s employees, customers, suppliers, and creditors, the economy of the state and nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders. A person who so performs those duties is not liable by reason of being or having been a director of the corporation. A director may be liable to the corporation for distributions made in violation of Minnesota law or a restriction contained in the corporation’s articles or Bylaws. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.

Nevada law provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation. Nevada law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders right to vote for or remove directors. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Limitation on Personal Liability of Directors	Under Minnesota law, a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation except that the articles cannot limit the liability of a director: (1) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (3) under Section 302A.559 of the MBCA or Section 80A.23 of the Minnesota Regulation of Securities Act which provide for liability for illegal distributions and civil liability, respectively; (4) for any transaction from which the director derived an improper benefit; or (5) for any act or omission occurring prior to the date when the provision in the articles eliminating the liability becomes effective. The Minnesota Articles eliminate a director’s personal liability to the extent permitted by the MBCA.	Nevada law provides that, unless the articles of incorporation provide for greater individual liability, a director or officer will not be individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The Nevada Articles and Bylaws state that the personal liability of all of the directors and officers of the corporation is eliminated to the fullest extent allowed as provided by the NRS.

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Shareholder Right	Minnesota	Nevada
Anti-Takeover Statutes	Minnesota law prohibits certain “business combinations” (as defined in the MBCA) between a Minnesota corporation with at least 100 shareholders, or a publicly held corporation with at least 50 shareholders, and an “interested shareholder” for a four-year period following the share acquisition date by the interested shareholder, unless certain conditions are satisfied or an exemption is found. An “interested shareholder” is generally defined to include a person who beneficially owns at least 10% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation.

Minnesota law limits the ability of a shareholder who acquires beneficial ownership of more than certain thresholds of the percentage voting power of a Minnesota corporation (starting at 20%) from voting those shares in excess of the threshold unless such acquisition has been approved in advance by a majority of the voting power held by shareholders unaffiliated with such shareholder. Minnesota law includes a provision restricting certain “control share acquisitions” of Minnesota corporations.

Minnesota law also provides that during any tender offer, a publicly held corporation may not enter into or amend an agreement (whether or not subject to contingencies) that increases the current or future compensation of any officer or director. In addition, under Minnesota law, a publicly held corporation is prohibited from purchasing any voting shares owned for less than two years from a 5% shareholder for more than the market value unless the transaction has been approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote or unless the corporation makes a comparable offer to all holders of shares of the class or series of stock held by the 5% shareholder and to all holders of any class or series into which such securities may be converted. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.

Nevada law prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date: (i) the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or (ii) on or subsequent to the date the person became an interested stockholder, the business combination is authorized by the board of directors and a supermajority of the stockholders other than the interested stockholder.

Nevada law also provides that business combinations after the two-year period following the date that the stockholder became an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Nevada’s “Acquisition of Controlling Interest” statute applies to Nevada corporations that do business in the State of Nevada directly or through an affiliate and have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined “control” percentages (20%, 33.3%, or 51%) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part.

The Nevada Articles and Bylaws do not opt out of the business combination or acquisition of a controlling interest statutes and therefore, the Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Amendments to Articles of Incorporation or Bylaws	Minnesota law provides that the power to adopt, amend or repeal bylaws is vested in the board. Minnesota law provides that the authority in the board of directors is subject to the power of the shareholders to change or repeal such bylaws by a majority vote of the shareholders at a meeting of the shareholders called for such purpose, and the board of directors shall not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office. Under Minnesota law, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may propose a resolution to amend or repeal bylaws adopted, amended or repealed by the board, in which event such resolutions must be brought before the shareholders for their consideration pursuant to the procedures for amending the articles of incorporation. Minnesota law provides that a proposal to amend the articles of incorporation may be presented to the shareholders of a Minnesota corporation by a resolution (i) approved by the affirmative vote of a majority of the directors present or (ii) proposed by a shareholder or shareholders holding 3% or more of the voting shares entitled to vote thereon. Under Minnesota law, any such amendment must be approved by the affirmative vote of a majority of the shareholders entitled to vote thereon, except that the articles may provide for a specified proportion or number larger than a majority. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. The Nevada Articles grant such power to the Company’s Board of Directors.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the Board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

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Shareholder Right	Minnesota	Nevada
Inspection of Books and Records	Under Minnesota law, any shareholder, beneficial owner, or holder of a voting trust certificate of a publicly held corporation has, upon written demand stating the purpose and acknowledged or verified as required under Minnesota law, a right at any reasonable time to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose. The acknowledged or verified demand must be directed to the corporation at its registered office in Minnesota or at its principal place of business. A “proper purpose” is one reasonably related to the person’s interest as a shareholder, beneficial owner, or holder of a voting trust certificate of the corporation. The Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand is entitled to inspect and copy the following records: a copy certified by the secretary of state of the corporation’s articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation’s bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively. In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records. These rights may not be limited in the articles or bylaws of the corporation but may be denied to any stockholder upon the stockholder’s refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder. However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement. The Nevada Articles and Bylaws do not modify Nevada law in this respect.

Franchise Taxes	Neither Minnesota nor Nevada imposes any corporate franchise tax.

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Dissenter’s Rights

As discussed further below, shareholders have the right to dissent from the proposed Reincorporation from Minnesota to Nevada and demand payment in cash for their shares equal to the fair value of the shares as determined under Minnesota law.

Action Creating Right

Section 302A.471(e) of the MBCA grants any shareholder of record of the Company, and any beneficial owner of shares of the Company, as of the record date of November 10, 2016, the right to object to the Reincorporation and obtain payment from the Company for the fair value of their shares at the effective time of the Reincorporation. The Board reserves the right to abandon the Reincorporation in the event that shareholders holding 5.0% or more of the Company’s outstanding shares properly exercise their right to dissent with respect to such shares.

Requirements for Exercising

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY, BEFORE THE VOTE FOR THE REINCORPORATION AND THE PLAN OF CONVERSION, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE REINCORPORATION AND THE PLAN OF CONVERSION. THIS DEMAND WILL BE OF NO FORCE AND EFFECT IF THE REINCORPORATION IS NOT EFFECTED. The notice must be submitted to the Company at Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343, attention: Secretary, and must be received before the vote for the Reincorporation. A vote against the Reincorporation is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the Reincorporation will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Company, as a Nevada corporation, when and if the Reincorporation is effective. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT.

Notice of Procedure

If and when the Reincorporation is approved by shareholders of the Company and if the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have properly dissented from the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates

To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his, her or its share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.

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Purchase of Dissenting Shares

After the effective time of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.

Acceptance or Settlement of Demand

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, then the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

Court Determination

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the effective time of the Reincorporation. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the effect of the Reincorporation pursuant to the Plan of Conversion, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

The Board recommends a vote FOR the approval of the Reincorporation of the Company from the State of Minnesota to the State of Nevada.

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PROPOSAL FIVE:
APPROVAL OF THE APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
2016 EQUITY INCENTIVE PLAN

The Board has unanimously approved the Appliance Recycling Centers of America, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), contingent upon approval by the shareholders. Approval by shareholders is being sought in order to: (1) meet the shareholder approval requirements of the NASDAQ Stock Market; (2) obtain approval of the material terms of the 2016 Plan, including performance criteria and individual award limitations, for purposes of qualifying certain compensation under the 2016 Plan as performance-based compensation under Section 162(m) of the Internal Revenue Code; and (3) qualify certain stock options authorized under the 2016 Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

In addition to awards of options to purchase Company common stock, the 2016 Plan, if approved, will allow the Board to grant restricted stock awards and restricted stock units. The Board believes that it is in the best interests of the Company that two million (2,000,000) shares be reserved under the 2016 Plan. If the 2016 Plan is approved, no further awards will be made pursuant to the Company’s 2011 Stock Compensation Plan. The Board believes that an equity incentive plan is important to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders.

Summary of the 2016 Plan

The principal provisions of the 2016 Plan are summarized below. This summary is not a complete description of all of the 2016 Plan’s provisions, and is qualified in its entirety by reference to the 2016 Plan which is attached to this Proxy Statement as Appendix F. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2016 Plan.

Purpose and Eligible Participants.  The purpose of the 2016 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, approximately 359 employees and three non-employee directors are eligible to participate in the 2016 Plan.

Types of Awards.  The 2016 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

•	Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

•	Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

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•	Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance-Based Compensation.  For any of the above awards that are intended to qualify as “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the administrator, threshold, target and maximum levels.

Number of Shares.  The stock to be awarded or optioned under the 2016 Plan shall consist of authorized but unissued shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2016 Plan is two million (2,000,000). The following shares of common stock shall not reduce the pool of authorized shares and shall continue to be reserved and available to be granted pursuant to the Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option shall reduce the pool of authorized shares.

Annual Award Limits.  For all awards intended to qualify as performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, the following maximum annual award limits apply: (i) the maximum number of shares of common stock subject to options granted in any one calendar year to any one participant shall be, in the aggregate, one million (1,000,000) shares and (ii) the maximum grant with respect restricted stock awards and restricted stock units in any one calendar year to any one participant shall be, in the aggregate, one million (1,000,000) shares.

Administration.  Subject to the terms of the 2016 Plan, the Administrator (as defined in the 2016 Plan) will have the discretion to:

•	make awards;
•	determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise;
•	prescribe the form of agreements to evidence awards;
•	interpret the 2016 Plan; and
•	make all other determinations necessary or advisable for the administration of the 2016 Plan or any agreement issued thereunder, to the extent permitted by law and the 2016 Plan.

The 2016 Plan will initially be administered by the Board of Directors of the Company; provided, however, that the Board may delegate some or all of the administration of the 2016 Plan to a Committee or Committees of non-employee directors.

Amendments.  The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2016 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2016 Plan itself, the Board may not, without stockholder approval, revise or amend the 2016 Plan (i) to materially increase the number of shares subject to the 2016 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options may be granted, (iv) cancel, regrant, repurchase for cash, or replace options that have an exercise price in excess of the fair market value of the common stock, or amend the terms of outstanding options to reduce their exercise price, (v) to materially increase the benefits accruing to participants under the 2014 Plan, or (v) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

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Term.  The Administrator may grant awards pursuant to the 2016 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after October 28, 2026.

Change of Control.  Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2016 Plan, the administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the 2016 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control, (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations, or (iv) that participants holding outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2016 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or (2) for participants holding awards other than options, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment.  Upon exercise of an option granted under the 2016 Plan, and as permitted in the administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions.  Unless permitted by law and expressly permitted by the Administrator, no award made under the 2016 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of an NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities and tax laws).

New Plan Benefits.  The amount of future awards will be determined by the Administrator. The Company expects to grant options under the 2016 Plan to each of the non-employee directors. Under the 2011 Plan, each non-employee director received an option to purchase 10,000 shares of common stock upon election or reelection to the Board on the date of the Company’s annual meeting in each year. In addition, upon their initial appointment or election to the Board, non-employee directors have received a one-time grant of options to purchase 10,000 shares of common stock. The options have an exercise price equal to the fair value on such date, become exercisable in full six months after the date of grant and expire ten years from the date of grant. However, the 2016 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2016 Plan or that would have been made in the past if the 2016 Plan had been in place. On November 10, 2016, the closing price of the Company’s Common Stock was $0.96 per share.

Federal Income Tax Matters

Options.  Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2014 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

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ISOs granted under the 2016 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.  A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Code Section 409A.  Depending in part on particular Award terms and conditions, certain Awards under the 2016 Plan, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, the violation of Code Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) of the Internal Revenue Code.  Section 162(m) generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. One of the requirements for compensation to be considered performance-based under the tax laws is that the Company must obtain stockholder approval every five years of the material terms of performance goals for such compensation. In accordance with Internal Revenue Service rules, the material terms that the stockholders approve constitute the framework for the Company to establish programs and awards under which compensation provided by the Company can qualify as “performance-based” compensation for purposes of the tax laws. Stockholder approval of the employees eligible to receive performance-based awards, the general performance goals specified in the 2016 Plan and the maximum amounts that may be awarded under the 2016 Plan, but not the specific targeted levels of performance, will qualify the incentive awards under the 2016 Plan as “performance-based” compensation. We anticipate that stockholder approval of the 2016 Plan will allow tax deductibility of performance-based awards granted under the 2016 Plan for the next five years, at which point Section 162(m) will require further stockholder approval of these goals.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2016 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

The Board recommends a vote FOR the approval of the Appliance Recycling Centers of America, Inc. 2016 Equity Incentive Plan.

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PROPOSAL SIX:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our shareholders the opportunity to vote on a non-binding, advisory basis regarding the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC (commonly referred to as “Say-on-Pay”).

The Board of Directors has provided compensation programs for our named executive officers that it believes are competitive with the market and align with shareholders’ interests over short-, medium- and long-term time horizons. The compensation programs consist of base salary, the opportunity to receive cash incentives based on annual performance, and stock options, which provide long-term incentives and rewards. Additional information is presented in this Proxy Statement under the caption “Executive Compensation.”

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Shareholders will be asked to vote on the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in the Summary Compensation Table and the related tabular and narrative disclosures in this Proxy Statement.”

The vote on this proposal is an advisory vote and is not binding on the Company. Although the vote is non-binding, the Board of Directors and the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal Five, the Compensation Committee will evaluate what actions may be necessary to address our shareholders’ concerns.

The Board recommends a vote FOR the non-binding resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement.

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Information Concerning Officers and Key Employees
who are not Directors

Edward R. Cameron is the founder and has been an executive officer of the Company since its inception in 1976. He has served as President of ARCA Recycling, Inc. since February 2016 and leads the recycling segment activities of the Company. Previously, he served as President and CEO of the Company from 1989 until August 2014 and from May 2015 until February 2016. He also served as a director and Chairman of the Board of the Company from 1989 until February 2016 and prior to 1989 was a director of a predecessor of the Company. Prior to founding the Company, Mr. Cameron served as a district product manager and an account manager for Burroughs Corporation (a predecessor of Unisys Corporation) and served in executive positions for several small businesses. Mr. Cameron has a Bachelor of Science degree in business administration from Montana State University. In his more than 35 years with the Company, Mr. Cameron brings extensive knowledge of all aspects of the Company, its businesses, industry, markets and day-to-day operations, and the issues, opportunities and challenges facing the Company.

Bradley S. Bremer is President of ApplianceSmart, Inc., a subsidiary of the Company, a position he has held since February 2012. He served as Vice President of Retail Operations from 2007 until his appointment as President of ApplianceSmart. Mr. Bremer is responsible for directing all aspects of the Company’s retail division, including the management of sales, advertising and operations for the Company’s ApplianceSmart stores. He also oversees the selection of ApplianceSmart locations, planning for new stores, development of new markets, and implementation of retail programs and services. From 2000 to 2007, Mr. Bremer held the position of Retail Operations Manager for the Company. Mr. Bremer is a graduate of the University of Minnesota.

Rachel L. Holmes is the Executive Vice President of ARCA Recycling, Inc. a position she was appointed to in January 2016. She previously held the position of Vice President of Client Services since July 2015, Vice President of Business Development since April 2008, and Chief of Staff since April 2012. Ms. Holmes focuses on business development, including strategic planning for the Company’s appliance recycling and replacement services, and management of client accounts and field operations. She directs the Company’s environmental and regulatory research; participation in industry and government initiatives; and marketing and communications. She was employed by the Company from 1991 to 1999 in various corporate planning, marketing and advertising capacities. From 1999 until rejoining the Company in 2003, she was an independent marketing consultant for the Company. Ms. Holmes earned a B.A. from the University of Minnesota.

James P. Harper was appointed Chief Operating Officer of the Company on October 12, 2016. From August 2011 to 2016, Mr. Harper, age 43, was Vice President of CLEAResult, and from November 1999 to 2010 was Senior Director of Structure Group.

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Executive Compensation

The following table sets forth the cash and non-cash compensation for fiscal years ended January 2, 2016 and January 3, 2015 earned by each person who served as Chief Executive Officer during 2015, and our other two most highly compensated executive officers who held office as of January 2, 2016 (the “named executive officers”):

Summary Compensation Table for Fiscal Year Ended January 2, 2016

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Edward R. Cameron (1) President of ARCA Recycling, Inc. Former Chairman of the Board; Former President and CEO	2015 2014	300,000 300,000	– 30,000	114,000 (4) –	96,000 (5) 80,500 (5)	– 7,028 (6)	510,000 417,528
Mark G. Eisenschenk (2) Former President and CEO	2015 2014	185,000 185,000	– 11,785	– –	– –	3,000 7,200	188,000 203,985
Jeffery Ostapeic (3) Former Chief Financial Officer	2015 2014	180,000 6,461	– –	– –	– 98,500 (5)	7,200	187,200 104,961
Bradley S. Bremer President of ApplianceSmart, Inc.	2015 2014	169,950 168,617	– 24,750	– –	– 34,500 (5)	– –	169,950 227,867

_______________________

(1)	Mr. Cameron served as President and Chief Executive Officer of the Company from 1989 through August 13, 2014, and from May 18, 2015 until February 29, 2016, when he was appointed President of ARCA Recycling, Inc. Mr. Cameron also is provided a Company-paid automobile.
(2)	Mr. Eisenschenk served as the Company's Chief Operating Officer from July 11, 2013 until August 13, 2014, and as President and Chief Executive Officer of the Company from August 13, 2014 until May 18, 2015. He also received a $600 per month car allowance. Mr. Eisenschenk was terminated from employment with the Company on May 18, 2015. Pursuant to his employment agreement he continued to receive his salary for the duration of 2015 and until the one year anniversary of his termination. See “Employment Agreement” below.
(3)	Mr. Ostapeic was appointed Chief Financial Officer of the Company effective December 18, 2014 and resigned effective as of June 30, 2016. He was paid an annual salary of $180,000 and provided a $600 per month car allowance. In connection with his departure, the Company paid Mr. Ostapeic a bonus of $100,000. See “Employment Agreement” below.
(4)	This amount reflects the fair value of a stock grant awarded to Mr. Cameron during fiscal 2015. The shares were fully vested upon grant. See Note 11 to the Company's consolidated financial statements.
(5)	This amount reflects the fair value of the options granted during fiscal 2015 and 2014. See Note 2 to the Company’s consolidated financial statements for discussion of the assumptions made in the valuation of option grants.
(6)	These amounts reflect personal use of a Company-owned automobile of $7,028 per year.

Employment Agreements

The Company previously entered into employment agreements with each of Mr. Eisenschenk and Mr. Ostapeic. Under their respective employment agreements, Mr. Eisenschenk’s base salary was $185,000 and Mr. Ostapeic’s base salary was $180,000. The employment agreements also provided for, among other things, participation in stock-based benefit plans and fringe benefit programs applicable to Mr. Eisenschenk and Mr. Ostapeic. Each of the employment agreements provided the employee with a severance benefit in an amount up to twelve (12) months base salary in the event the Company terminated his employment without Cause (as defined in each employment agreement). The cash severance benefit would be paid in accordance with the Company’s regular payroll practices, and would continue for a period of twelve (12) months following the date of termination or until the Employee enters into an employment, consulting or other business arrangement or relationship with another employer, whichever date is earlier.

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If a Change of Control (as defined in each employment agreement) occurred during the term of the employment agreement and the employee’s employment was terminated by the Company without Cause or by the Employee for Good Reason, the agreements provided for a cash severance benefit in the form of (i) a lump sum cash payment equal to one (1) times the employee’s annual base salary, payable within 60 days after the date of termination, and (ii) continuation of the employee’s base salary for a period of twelve (12) months following the date of termination or until the employee enters into an employment, consulting or other business arrangement or relationship with another employer, whichever date is earlier. In addition, all unvested stock options to purchase capital stock of the Company held by the employee would immediately vest in full and be exercisable by the employee for a period of 90 days after the date of termination. The agreements also provide that the employee is entitled to receive all benefits payable to the employee under any of the Company’s pension, life insurance, medical, health, disability, deferred compensation or savings plans in which the employee was participating immediately prior to the change in control.

Mr. Eisenschenk was terminated from employment with the Company on May 18, 2015. Pursuant to his employment agreement he continued to receive his salary for the duration of 2015 and until the one-year anniversary of his termination. Mr. Ostapeic resigned as Chief Financial Officer effective June 30, 2016.  In connection with his departure, the Company paid Mr. Ostapeic a bonus of $100,000.

Outstanding Equity Awards at January 2, 2016

The following table provides a summary of equity awards outstanding for our named executive officers at January 2, 2016:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward R. Cameron	8,500 (1)	–	2.22	11/11/2016
Edward R. Cameron	35,000 (2)	–	2.30	08/16/2017
Edward R. Cameron	5,000 (3)	–	4.25	02/24/2018
Edward R. Cameron	100,000 (4)	–	1.89	05/09/2020
Edward R. Cameron	11,666 (5)	23,334 (6)	3.00	02/26/2021
Edward R. Cameron	50,000 (8)	50,000 (8)	1.14	09/01/2025

Jeffrey Ostapeic	16,667 (7)	33,333 (7)	2.80	12/18/2021

Bradley S. Bremer	4,800 (1)	–	2.22	11/11/2016
Bradley S. Bremer	15,000 (5)	–	3.55	05/13/2017
Bradley S. Bremer	5,000 (3)	–	4.25	02/24/2018
Bradley S. Bremer	7,500 (4)	–	1.89	05/09/2020
Bradley S. Bremer	5,000 (6)	10,000 (6)	3.00	02/26/2021

_______________________

(1)	Option granted November 11, 2009, and vested twelve months thereafter.
(2)	Option granted August 16, 2010, and vested twelve months thereafter.
(3)	Option granted February 24, 2011, and vested twelve months thereafter.
(4)	Option granted May 9, 2013 and vested on various dates in the twenty-four months thereafter.
(5)	Option granted May 13, 2010, and vested twelve months thereafter.
(6)	Option granted February 26, 2014 and will vest in three equal installments on each anniversary.
(7)	Options granted December 18, 2014 and will vest in three equal installments on each anniversary. Upon Mr. Ostapeic’s resignation effective June 30, 2016, Mr. Ostapeic forfeited the unvested options.
(8)	Options granted September 1, 2015 and 50,000 vested immediate and 50,000 will vest on the first anniversary.

36

Stock Option Plans

The Company uses stock options to attract and retain executives, directors, consultants and key employees. Stock options are currently outstanding under two stock option plans. The Company’s 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by the Board of Directors in March 2011 and approved by the shareholders at the 2011 annual meeting of shareholders. Under the 2011 Plan, the Company has reserved an aggregate of 700,000 shares of its common stock for option grants. The Company’s 2006 Stock Option Plan (the “2006 Plan”) was adopted by the Board of Directors in March 2006 and approved by the shareholders at the 2006 annual meeting of shareholders. The 2006 Plan expired on June 30, 2011, but options granted under the 2006 Plan before it expired will continue to be exercisable in accordance with their terms. On October 28, 2016, the Board approved the 2016 Equity Incentive Plan (the “2016 Plan”), contingent upon approval by the shareholders, and reserved an aggregate of 2,000,000 shares of its common stock for equity awards. If the 2016 Plan is approved, no further awards will be made pursuant to the Company’s 2011 Plan.

As of November 10, 2016, options to purchase an aggregate of 716,800 shares were outstanding, including options for 484,500 shares under the 2011 Plan and options for 232,300 shares under the 2006 Plan. The Plans are administered by the Compensation Committee or the full Board of Directors acting as the Committee.

The 2011 Plan provides that a grant of non-qualified stock options, restricted stock or restricted stock units will be made to each non-employee director on the date of each annual meeting of shareholders at which the director is elected or reelected to the Board. The Board has the authority to determine the type of award and the number of shares subject to such annual grants prior to each annual meeting of shareholders. The total number of non-qualified options, restricted stock awards or restricted stock units granted each year at the annual meeting of shareholders may not exceed 15,000 shares per non-employee director unless the Compensation Committee determines that all independent directors or any independent director has performed substantial services. In addition to the annual grant, the Board has the ability to grant awards to non-employee directors at times other than the annual meeting.

Under the 2011 Plan, the Board may grant stock options that either qualify as “incentive stock options” under the Internal Revenue Code of 1986, as amended, (the “Code”) or as “non-qualified stock options.” Stock options may be granted in such form and upon such terms as the Board may approve from time to time. Stock options granted under the 2011 Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board’s discretion, by tendering common stock of the Company. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee’s lifetime. Eligible persons will not pay any consideration to the Company in order to receive options, but will pay the exercise price upon exercise of an option.

Stock options may be exercised after a participant’s termination of employment for a period specified by the Board at the time the option is granted. The term of any stock option granted under the 2011 Plan may not exceed ten years (or five years in the case of an incentive stock option granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The exercise price of any stock option granted under the 2011 Plan may not be less than the fair market value of the common stock on the date the option is granted (or, in the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted).

The Board may grant stock appreciation rights (“SARs”) alone as “freestanding SARs” or in connection with all or part of any stock option as “tandem SARs” either at the time of the stock option grant, or, in the case of non-qualified options, later during the term of the stock option. SARs entitle the participant to receive from the Company the same economic value that would have been derived from the exercise of an underlying stock option and the immediate sale of the shares of common stock. Such value is paid by the Company in cash or shares of common stock, in the discretion of the Board. SARs are exercisable only at such times and to the extent stated in an award agreement. The Board may grant other awards of stock or awards that are valued in whole or in part by reference to, or otherwise based on, stock, either alone or in addition to or in tandem with stock options or SARs.

37

For a description of the proposed 2016 Plan, see Proposal 5 on page 29.

The following table gives aggregate information under our equity compensation plans as of January 2, 2016:

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans, Excluding Securities Reflected in Column (a)
Equity compensation plans approved by shareholders	775,300	$2.70	53,000
Equity compensation plans not approved by shareholders	23,500	$3.55	—
Total	798,800	$2.72	53,000

38

Audit Committee Report

The Audit Committee is responsible for selecting and approving the Company’s independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. The Audit Committee operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investors – Corporate Governance.” Mr. Butler, Mr. Gao and Mr. Matula, each of whom is a non-employee director, serve on the Audit Committee. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined by NASDAQ rules, and otherwise satisfies NASDAQ requirements for audit committee membership. The Board has determined that Mr. Butler is an “audit committee financial expert” as defined in SEC rules.

The Audit Committee reviewed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, including a discussion of the reasonableness of significant judgments and accounting principles.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on those consolidated audited financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under standards of the PCAOB. In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from management and the Company, including the matters in the written disclosures required by the applicable requirements of the PCAOB.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee held 7 meetings during 2016, with the independent auditors present at each meeting. In addition, at the end of each quarter and year-end the chairman of the Audit Committee and/or the full Audit Committee discussed with the independent auditors their findings and procedures relative to the auditor’s quarterly reviews and annual audit.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended January 2, 2016, for filing with the Securities and Exchange Commission.

November 18, 2016	The Audit Committee Richard D. Butler Dennis (De) Gao Timothy M. Matula

The information set forth above in the Audit Committee Report is not to be considered “filed” with the SEC for any purpose or “incorporated by reference” into any Securities Act or Exchange Act document of the Company for any purpose.

39

Other Matters

At the date of this proxy statement the Company’s management knows of no other matters which may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.

The Notice you received in the mail contains instructions on how to access this proxy statement and our 2015 Annual Report to Shareholders. The Annual Report includes, among other things, the consolidated balance sheets of the Company as of January 2, 2016 and January 3, 2015, and the related consolidated statements of comprehensive income (loss), shareholders’ equity and cash flows for fiscal years ended January 2, 2016 and January 3, 2015. If you desire a copy of the Annual Report or a copy of the Company’s Form 10-K filed with the SEC, you may obtain one (excluding exhibits) without charge by addressing a request to Investor Relations, Appliance Recycling Centers of America, Inc., 175 Jackson Avenue North, Suite 102, Minneapolis, Minnesota 55343. You may also access a copy of the Company’s Form 10-K on the SEC’s website at www.sec.gov.

By Order of the Board of Directors

Denis E. Grande, Secretary

November 18, 2016

40

APPENDIX A:
Amendment to Articles of Incorporation

Article 3 of the Restated Articles of Incorporation of the Company shall be amended in its entirety to read as follows:

ARTICLE 3.

Authorized shares

The total number of shares of capital stock which the corporation shall have authority to issue is fifty-two million (52,000,000) shares, of which fifty million (50,000,000) shares shall be Common Stock, without par value, and two million (2,000,000) shares shall be preferred stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: the par value; the rate of dividends upon which and the times at which dividends of shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of stock of the corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

A-1

APPENDIX B:
PLAN OF CONVERSION

of

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

a Minnesota corporation

to

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

a Nevada corporation

This Plan of Conversion (“Plan of Conversion”) is entered into by Appliance Recycling Centers of America, Inc., a Minnesota corporation, which desires to convert to Appliance Recycling Centers of America, Inc., a Nevada corporation.

1.                Converting Corporation. The name of the Converting Corporation before the conversion is Appliance Recycling Centers of America, Inc., a Minnesota corporation.

2.                Converted Corporation. After conversion, the name of the Converting Corporation shall be Appliance Recycling Centers of America, Inc., a Nevada corporation.

3.                Organizational Documents. The Articles of Incorporation attached hereto as Attachment A shall be the Articles of Incorporation of the Converted Corporation. The Bylaws of the Converting Corporation shall terminate on the Effective Date and shall be superseded and replaced by the Bylaws of the Converted Corporation.

4.                Effective Date. The Conversion shall become effective upon filing the Articles of Conversion and the Articles of Incorporation with the Nevada Secretary of State.

5.                Conversion of Ownership Shares. As of the Effective Date, each share of the Converting Corporation that is outstanding immediately prior thereto, shall be unchanged and shall continue to represent the shares of stock of the Converted Corporation and shall remain in effect immediately after consummation of the conversion.

6.                Officers and Directors. The Board of Directors of the Converting Corporation holding office immediately before the Effective Date shall constitute the Board of Directors of the Converted Corporation immediately upon the Effective Date. The Officers of the Converting Corporation holding office immediately before the Effective Date shall constitute the Officers of the Converted Corporation immediately upon the Effective Date.

7.                Continuation. As of the Effective Date, the Converted Corporation shall possess all rights, privileges, powers, franchises, assets, property and immunities of the Converting Corporation. The title to any real property or any interest therein vested by deed or otherwise in the Converting Corporation shall remain vested in the Converted Corporation. All rights of creditors, and all liens up on any property of the Converting Corporation, shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Date, and all other debts, liabilities and duties of the Converting Corporation shall continue as debts, liabilities, and duties of the Converted Corporation.

8.                Instruments of Further Assurance. If at any time after the Effective Date, the Converted Corporation shall determine or be advised that any instrument of further assurance is needed in order to evidence the continued vesting in it of the title of the Converting Corporation to any of the property rights of the Converting Corporation, the appropriate officers or managers of the Converted Corporation and the Converting Corporation are hereby authorized to execute, acknowledge, and deliver all such instruments of further assurance and to do all acts or things, in the name of the Converted Corporation and the Converting Corporation, as may be required or desirable to carry out the provisions of this Plan of Conversion.

B-2

APPENDIX C:
Proposed Nevada Articles of Incorporation

*040105*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

| | |
|---|---|
| **1. Name of Corporation:** | Appliance Recycling Centers of America, Inc. |
| **2. Registered Agent for Service of Process:** (check only one box) | ☑ Commercial Registered Agent: National Registered Agents, Inc. of NV<br>Name<br>☐ Noncommercial Registered Agent (name and address below) *OR* ☐ Office or Position with Entity (name and address below)<br>Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity<br>Street Address / City / Nevada / Zip Code<br>Mailing Address (if different from street address) / City / Nevada / Zip Code |
| **3. Authorized Stock:** (number of shares corporation is authorized to issue) | Number of shares *with par value:* 12,000,000   Par value per share: $ 0.001   Number of shares *without par value:* |
| **4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees) | 1) Tony Isaac<br>Name<br>175 Jackson Avenue North, Suite 102 / Minneapolis / MN / 55343<br>Street Address / City / State / Zip Code<br>2) Richard Butler<br>Name<br>175 Jackson Avenue North, Suite 102 / Minneapolis / MN / 55343<br>Street Address / City / State / Zip Code |
| **5. Purpose:** (optional; required only if Benefit Corporation status selected) | *The purpose of the corporation shall be:*<br>**6. Benefit Corporation:** (see instructions) ☐ Yes |
| **7. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator) | **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**<br>Name / **X** **Incorporator Signature**<br>175 Jackson Avenue North, Suite 102 / Minneapolis / MN / 55343<br>Address / City / State / Zip Code |
| **8. Certificate of Acceptance of Appointment of Registered Agent:** | *I hereby accept appointment as Registered Agent for the above named Entity.*<br>**X**<br>**Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** / Date |

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State NRS 78 Articles
Revised: 1-5-15

Reset

C-1

CONTINUATION OF ARTICLES OF INCORPORATION OF
APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Article 3: Authorized Stock

The total number of shares of capital stock which the Corporation shall have authority to issue is twelve million (12,000,000) shares, of which ten million (10,000,000) shares shall be Common Stock, $0.001 par value per share, and two million (2,000,000) shares shall be Preferred Stock, $0.001 par value per share.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: the par value; the ra te of dividends upon which and the times at which dividends of shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of stock of the corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Article 4: Names and Addresses of the Board of Directors/Trustees

3)	Dennis Gao 175 Jackson Ave North, Suite 102 Minneapolis, MN 55343

4)	Timothy M. Matula 175 Jackson Ave North, Suite 102 Minneapolis, MN 55343

Article 9: Limitation of Liability

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Article 10: Indemnification

The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation.

C-2

C-3

APPENDIX D:
Proposed Nevada Bylaws

BYLAWS

OF

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

A Nevada corporation

As adopted ____, 2016

D-i

D-ii

(continued)

D-iii

(continued)

		Page
6.8)	Inspection of Books by Shareholders	11
ARTICLE 7. DIVIDENDS, DISTRIBUTIONS, ETC		11
7.1)	Dividends	11
7.2)	Other Distributions, Reserves	11
ARTICLE 8. FINANCIAL AND PROPERTY MANAGEMENT		12
8.1)	Fiscal Year	12
8.2)	Audit of Books and Accounts	12
8.3)	Contracts	12
8.4)	Checks	12
8.5)	Deposits	12
8.6)	Voting Securities Held by Corporation	12
ARTICLE 9. WAIVER OF NOTICE		12
9.1)	Requirement of Waiver In Writing	12
ARTICLE 10. AMENDMENTS		12
10.1)	Action by Board of Directors	12

D-iv

BYLAWS

OF

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

ARTICLE 1. OFFICES

1.1)       Registered Office. The registered office of the corporation shall be 701 S. Carson Street, Suite #200, Carson, City, Nevada 89701. The Board of Directors shall have authority to change the registered office of the corporation from time to time, and any such change shall be registered by the Secretary with the Secretary of State of Nevada.

1.2)       Offices. The corporation may have such other offices, including its principal business office, either within or without the State of Minnesota, as the Board of Directors may designate or as the business of the corporation may require from time to time.

ARTICLE 2. SHAREHOLDERS

2.1)       Regular Meeting. Regular meetings of the shareholders of the corporation shall be held at the principal business office of the corporation, or at such place as is designated by the Board of Directors, at which time the shareholders, voting as provided in the Articles of Incorporation, shall elect a Board of Directors for the ensuing year, and shall transact such other business as shall properly come before them.

2.2)       Frequency of Regular Meetings. Regular meetings which may also be referred to as annual meetings of shareholders may be called at any time by a majority of the Board of Directors. If a regular meeting of shareholders has not been held during the immediately preceding thirteen (13) months, a shareholder or shareholders holding three percent (3%) or more of all voting shares may demand a regular meeting of shareholders by written notice of demand given to the Chief Executive Officer or Secretary of the corporation. Within thirty (30) days after receipt of the demand by one of those officers, the Board shall cause a regular meeting of shareholders to be called and held on notice no later than ninety (90) days after receipt of the demand, all at the expense of the corporation.

2.3)       Special Meetings. Special meetings of the shareholders may be called by the Secretary at any time upon request of the Chief Executive Officer, or two of the members of the Board of Directors, or upon a written request of shareholders holding ten percent (10%) or more of the capital stock entitled to vote. The written request shall be given to the Chief Executive Officer and shall contain the purpose of the meeting. Notice shall be given in accordance with the provisions of Section 2.7 hereof.

2.4)       Quorum. The holders of a majority of the shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting, at which a quorum of the shareholders is present, may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice or other announcement at the meeting, until the requisite number of voting shares shall be represented; any business may be transacted at such reconvened meeting which might have been transacted at the meeting which was adjourned.

D-1

2.5)       Voting. At each meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such shareholder. Each shareholder shall have one (1) vote for each share having voting power standing in his name on the books of the corporation. Upon the demand of any shareholder, the vote for director, or the vote upon any question before the meeting shall be by ballot. All elections shall be had and all questions decided by a majority vote of the number of shares entitled to vote and represented at any meeting at which there is a quorum, except in such cases as shall otherwise be required or permitted by statute, the Articles of Incorporation, these Bylaws or by agreement approved by a majority of all shareholders.

2.6)       Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the articles or bylaws of such corporation may prescribe, or in the absence of such provision, as that corporation’s board of directors may prescribe. Shares under control of a personal representative, administrator, guardian, conservator, attorney-in-fact, or other similar person may be voted by that person, either in person or by proxy, without registration of those shares in the name of that person. Shares under the control of a trustee in bankruptcy or a receiver may be voted by the trustee or receiver if authority to do so is contained in an appropriate order of the court by which the trustee or receiver was appointed. A shareholder whose shares are pledged may vote those shares until the shares are registered in the name of the pledgee. Shares held by a trust shall be registered in the name of a trustee, as trustee for the trust, and may be voted by that named trustee in person or by proxy.

2.7)       Notice of Meeting. There shall be mailed to each shareholder shown by the books of the corporation to be a holder of record of voting shares, at his address as shown by the books of the corporation, a notice setting out the time and place of the regular meeting or any special meeting, which notice shall be mailed at least ten (10) days prior thereto. Every notice of any special meeting shall state the purpose or purposes of the proposed meeting, and the business transacted at all special meetings shall be confined to purposes stated in the call. Notice thereof may be waived in writing either before, at, or after such meeting.

2.8)       Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxies shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

2.9)       Record Date. The Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any of the aforesaid events, as a record date for the determination of shareholders entitled to notice of and to vote at any such meeting and any adjournment thereof, or to receive any such dividend or allotment of rights, or to exercise the rights in respect to any change, conversion or exchange of capital stock or to give such consent, and in such case only such shareholders on the record date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to receive such dividend or allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date so fixed. If the stock transfer books are not closed and no record date is fixed for such determination of the shareholders of record, the date on which notice of the meeting is mailed, or the date of adoption of a resolution of the Board of Directors declaring a dividend, allotment of rights, change, conversion or exchange of capital stock or to give such consent, whichever is earlier, shall be the record date for such determination of shareholders. The determination of shareholders entitled to vote at the meeting as called shall apply to any adjournment of such meeting except when the date of determination or the closing of the stock transfer book is more than ninety (90) days prior to such adjourned meeting, in which event a new meeting must be called.

D-2

2.10)       Presiding Officer. The appropriate officers of the corporation shall preside over all meetings of the shareholders; provided, however, that in the absence of an appropriate corporate officer at any meeting of the shareholders, the meeting shall choose any person present to act as presiding officer of the meeting.

2.11)       Conduct of Meetings of Shareholders. Subject to the following, meetings of shareholders generally shall follow accepted rules of parliamentary procedure:

1.       The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of shareholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

2.       If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and upon his so doing, the meeting is immediately adjourned.

3.       The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

2.12)       Order of Business. The suggested order of business at the annual meeting of shareholders, and so far as possible at all other meetings of the shareholders, shall be:

1.       Reading and disposal of any unapproved minutes.

2.       Annual reports of all officers and committees.

3.       Election of directors.

4.       Unfinished business.

5.       New business.

6.       Adjournment.

2.13)       Inspectors of Election. The Board of Directors in advance of any meeting of shareholders may appoint Inspectors to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the officer or person acting as chairman of any such meeting may, and on the request of any shareholder or his proxy, shall make such appointment. In case any person appointed as inspector shall fail to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the officer or person acting as chairman. The inspectors of election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots, assents or consents, hear and determine all challenges and questions in any way arising and announce the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

D-3

No inspector whether appointed by the Board of Directors or by the officer or person acting as chairman need be a shareholder.

ARTICLE 3. DIRECTORS

3.1)       General Powers. The property, affairs, and business of the corporation shall be managed by the Board of Directors.

3.2)       Number. The number of directors shall be two (2) but the number of directors may be increased or diminished by a majority vote of the board of directors.

3.3)       Qualifications and Term of Office. Directors need not be shareholders or residents of the State of Nevada. Directors shall be elected by the shareholders at a regular meeting for an indefinite term until the next regular meeting of shareholders and until a successor shall have been elected and qualified. Each of the directors of the corporation shall hold office until the regular meeting next following or closely coinciding with the expiration of his term of office and until his successor shall have been elected and shall qualify, or until he shall resign, or shall have been removed as provided by statute.

3.4)       Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business; provided, however, that if any vacancies exist by reason of death, resignation or otherwise, a majority of the remaining directors shall constitute a quorum for the conduct of business. If less than a quorum is present at any meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

3.5)       Regular Meetings. As soon as practical after each regular meeting of shareholders, the Board of Directors shall meet for the purposes of organization, choosing the officers of the corporation and for the transaction of other business at the place where the shareholders meeting is held or at the place where regular meetings of the Board of Directors are held. No notice of such meeting need be given. Such first meeting may be held at any other time and place which shall be specified in a notice given as hereinafter provided for special meetings or in a consent and waiver of notice signed by all the directors.

Other regular meetings of the Board of Directors shall be held from time to time at such time and place as may from time to time be fixed by resolution adopted by a majority of the whole Board of Directors. Unless notice shall be waived by all directors entitled to notice, notice shall be given in the same manner as prescribed for notice of special meetings.

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3.6)       Special Meetings. Special meetings of the Board of Directors may be held at such time and place as may from time to time be designated in the notice or waiver of notice of the meeting. Special meetings of the Board of Directors may be called by the Chief Executive Officer, or by any director. Unless notice shall be waived by all directors entitled to notice, notice of the special meeting shall be given by the Secretary, who shall give at least twenty-four (24) hours notice thereof to each director by mail, telegraph, telephone, or in person.

3.7)       Electronic Communications. A Board of Directors meeting may be had entirely or partially by any means of communication through which the directors may simultaneously hear each other, provided notice is given of the meeting pursuant to Section 3.9 and there is a sufficient number of participants to constitute a quorum.

3.8)       Absent Director. A director may give advance written consent or opposition to a proposal to be acted on at a board of directors meeting. Such written consent or opposition does not constitute presence for purposes of determining the existence of a quorum. Written consent or opposition shall be counted as a vote on the proposal if the proposal acted on is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

3.9)       Notice. Unless notice is waived by all directors entitled to notice, a regular meeting of the Board of Directors may be called by giving ten (10) days notice to all directors. A special meeting of the Board of Directors may be called by giving at least twenty-four (24) hours’ notice to all directors. Notice may be given by mail, telegraph, telephone, or in person. If given by mail such notice shall be deemed given when deposited in the United States mails. Notice by mail may not be used if the meeting is called less than four (4) days from the date of notice. The notice must specify the date, time and place of the meeting, and if a special meeting, the purpose of the meeting.

3.10)       Manner of Action. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

3.11)       Compensation. Directors and any members of any committee of the Corporation contemplated by these Bylaws or otherwise provided for by resolution of the Board of Directors, shall receive such compensation therefor as may be determined from time to time by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving proper compensation therefor.

3.12)       Salaries. Salaries and other compensation of all officers of the corporation shall be fixed by the Board of Directors, which action may be taken informally without the benefit of written resolutions. Nothing herein contained shall be construed to preclude any officer from serving the corporation as a director, consultant or in any other capacity and receiving proper compensation therefor.

3.13)       Executive Committee. A two-thirds (2/3) majority vote of the Board of Directors present at a meeting may pass a resolution establishing committees having the authority of the Board to the extent provided in the resolution. A committee shall consist of three or more persons who need not be members of the Board. A majority of the committee present at a meeting shall constitute a quorum for the purpose of transacting business. In all other respects committees shall conduct meetings in the same manner prescribed for the Board of Directors. Committees shall be subject at all times to the control and direction of the Board.

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3.14)       Vacancies. A director may resign at any time by giving written notice of same to the Board of Directors, or to the President. Such resignation shall be effective upon receipt unless a later date is specified in the notice. If at any time and for any reason, including the creation of a new directorship, a vacancy occurs in the Board of Directors, the remaining directors of the Board, though less than a quorum, may elect a successor to fill such vacancy, or the Board may leave the vacancy unfilled until the next regular meeting of the shareholders, or until an intervening special meeting of the shareholders is called and held for the purpose of electing a successor. A director elected to fill the vacancy shall hold his office for the unexpired term of his predecessor, or until his successor is duly elected and qualified.

3.15)       Order of Business. The following order of business shall be observed at all meetings of the Board of Directors so far as is practicable:

1.	Roll call.
2.	Proof of due notice of meeting, or unanimous consent, or unanimous presence and declaration by president.
3.	Reading and disposal of any unapproved minutes.
4.	Reports of officers and committees.
5.	Election of officers.
6.	Unfinished business.
7.	New Business.
8.	Adjournment.

3.16)       Informal Action by Directors. Any action required to be taken at a meeting of the directors, or any other action which may be taken at a meeting of the directors, may be taken without a meeting and notice thereof if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter set forth.

ARTICLE 4. OFFICERS

4.1)       Number. The officers of the corporation may include a Chief Executive Officer, a Chief Financial Officer, and such other officers as may from time to time be chosen by the Board of Directors. Any number of offices may be held by one person.

4.2)       Election, Term of Office and Qualifications. At any regular meeting of the Board of Directors, the board may elect a Chief Executive Officer, a Chief Financial Officer, and such other officers and assistant officers as may be deemed advisable. Such officers shall hold office until their successors are elected and qualify; provided, however, that any officer may be removed with or without cause by the affirmative vote of a majority of the whole Board of Directors.

4.3)       The Chief Executive Officer. The Chief Executive Officer, who may also be referred to as the President shall: (a) have general active management of the business of the corporation; (b) when present, preside at all meetings of the Board and of the shareholders; (c) see that all orders and resolutions of the Board are carried into effect; (d) sign and deliver in the name of the corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the articles or bylaws or by the Board to some other officer or agent of the corporation; (e) maintain records of and, whenever necessary, certify all proceedings of the Board and the shareholders; and (f) perform other duties prescribed by the Board. The Chief Executive Officer may also be referred to as the President.

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4.4)       Assistant Executive Officers. Each assistant executive officer shall have such powers and shall perform such duties as may be prescribed by the Board of Directors. In the event of absence or disability of the Chief Executive Officer, an assistant executive officer shall succeed to his powers and duties in the order in which they are elected or as otherwise prescribed by the Board of Directors. The Assistant Executive Officers may also be referred to as Vice Presidents.

4.5)       Secretary. The Secretary shall be secretary of and shall attend all meetings of the shareholders and Board of Directors. The Secretary shall act as clerk thereof and shall record all the proceedings of such meetings in the minute book of the corporation. The Secretary shall give proper notice of meetings of shareholders and directors. The Secretary shall keep the seal of the corporation, if any, and shall affix the same to any instrument requiring it and shall attest the seal by his signature. The Secretary shall, with the Chief Executive Officer or Chief Financial Officer, acknowledge all certificates for shares of the corporation and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

4.6)       Chief Financial Officer. The Chief Financial Officer, who may also be referred to as the Treasurer, shall: (a) keep accurate financial records for the corporation; (b) deposit all money, drafts, and checks in the name of and to the credit of the corporation in the banks and depositories designated by the Board; (c) endorse for deposit all notes, checks, and drafts received by the corporation as ordered by the Board, making proper vouchers therefor; (d) disburse corporate funds and issue checks and drafts in the name of the corporation, as ordered by the Board; (e) render to the Chief Executive Officer and the Board, whenever requested, an account of all transactions by the Chief Financial Officer and of the financial condition of the corporation; and (f) perform other duties prescribed by the Board or by the Chief Executive Officer. The Chief Financial Officer may also be referred to as the Treasurer.

4.7)       Assistant Officers. In the event of absence or disability of any officer, assistants to such officers shall succeed to the powers and duties of the absent officer in the order in which they are elected or as otherwise prescribed by the Board of Directors until such principal officer shall resume his duties or a replacement is elected by the Board of Directors. Such assistant officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board of Directors, but they shall be subordinate to the principal officer they are designated to assist.

4.8)       Officers Shall not Lend Corporate Credit. Except for the proper use of the corporation, no officer of this corporation shall sign or endorse in the name or on behalf of this corporation, or in his official capacity, any obligations for the accommodation of any other party or parties, nor shall any check, note, bond, stock certificate or other security or thing of value belonging to this company be signed by any officer or director as collateral for any obligation other than valid obligations of this corporation.

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ARTICLE 5. INDEMNIFICATION

5.1)       Authority of the Board of Directors. The corporation acting through its Board of Directors or as otherwise provided in this bylaw, shall exercise as fully as may be permitted from time to time by the statutes and decisional law of the State of Nevada or by any other applicable rules or principles of law its power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, wherever brought, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

5.2)       Standard for Indemnification. Any person described in Section 5.1 may be indemnified by the corporation if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful.

5.3)       No Presumptions Resulting From Termination of Actions. The determination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his conduct was unlawful.

5.4)       Mandatory Indemnification. To the extent that any such person has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this bylaw, or in defense of any claim, issue, or matter within this bylaw, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

5.5)       Determination. Any indemnification under Section 5.1, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.2. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such action, suit, or proceeding or (2) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by a majority vote of disinterested shareholders.

5.6)       Advance Payment. The expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the manner provided in Section 5.5 upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this bylaw.

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5.7)       Continuance of Indemnification. The indemnification provided by this bylaw shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

5.8)       Not Exclusive Remedy. The indemnification provided by this bylaw shall not exclude any other right to which an officer may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall not imply that the corporation may not provide lawful indemnification not expressly provided for in this bylaw. Nothing contained in this bylaw shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

5.9)       Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, provided, that no indemnification shall be made under any policy of insurance for any act which could not be indemnified by the corporation under this bylaw.

5.10)       Notice of Indemnification. If, under this bylaw, any expenses or other amounts are paid by way of indemnification, otherwise than by Court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three (3) months from the date of such payment, and in any event, within fifteen (15) months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status of the litigation or threatened litigation at the time of such payment.

ARTICLE 6. SHARES AND THEIR TRANSFER

6.1)       Establishment and Issuance of Shares. Subject to the provisions of the Articles of Incorporation and as provided by law, the Board of Directors is authorized to designate and cause to be issued, classes and series of shares of the corporation, with designated voting rights, preferences, and other characteristics, at such times and for such consideration as the Board of Directors may determine.

6.2)       Uncertificated Shares of Stock; Stock Certificates. The corporation may provide, to the extent and in the manner permitted by applicable law, that some or all of any or all classes and series of shares of capital stock in the corporation shall be issued in uncertificated form. Except as otherwise expressly provided by statute, the rights and obligations of the holders of certificated and uncertificated shares of the same class and series are identical. Any action providing for uncertificated shares shall not apply to shares then represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the foregoing, upon written request delivered to the Secretary of the Corporation, an owner of stock of the corporation shall be entitled to a certificate, to be in such form as the Board of Directors prescribes, certifying the number of shares of stock of the corporation owned by him. In the case of shares represented by certificates, the certificates for such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the corporation by the Chief Executive Officer, and by the Secretary or any other proper officer of the corporation authorized by the Board of Directors. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law, unless such notice is not required by law.

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6.3)       Transfer of Shares. Transfer of certificated and uncertificated shares of the corporation shall be made only on the books of the corporation. The shareholder in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation; provided, that when any transfer of shares shall be made as collateral security, and not absolutely, such facts, if known to the Secretary of the corporation, or to the transfer agent, shall be so expressed in the entry of transfer. Transfers of uncertificated shares shall be made only by the holder thereof (or his legal representative or duly authorized attorney-in-fact) upon presentment of proper evidence of authority to transfer. Transfers of certificated shares shall be made only by the stockholder named in the certificate (or his legal representative or duly authorized attorney-in-fact) and upon surrender for cancellation of the certificate or certificates for such shares, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the corporation or its transfer agent may reasonably require. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled and no other certificate or certificates or evidence of uncertificated shares shall be issued in exchange for any existing certificates until such existing certificate shall have been so cancelled except in cases provided for in Section 6.6 of this Article 6.

6.4)       Stock Records; Transfer Agent and Registrar. The corporation shall keep, at its principal executive office or at another place or places within the United States determined by the Board, a share register not more than one year old containing the names and addresses of the shareholders and the number and classes of shares held by each shareholder. The corporation shall also keep at its principal executive office or at another place or places within the United States determined by the Board, a record of the dates on which certificates representing shares were issued, or on which uncertificated shares were issued, and in the case of cancellation, the respective dates of cancellation. The Board of Directors may appoint one or more transfer agents or transfer clerks, and may require all certificates for shares to bear the signature or signatures of any of them.

6.5)       Facsimile Signature. Where any certificate is manually signed by a transfer agent, a transfer clerk or by a registrar appointed by the Board of Directors to perform such duties, a facsimile or engraved signature of the Chief Executive Officer and Secretary or other proper officer of the corporation authorized by the Board of Directors may be inscribed on the certificate in lieu of the actual signature of such officer. The fact that a certificate bears the facsimile signature of an officer who has ceased to hold office shall not affect the validity of such certificate if otherwise validly issued.

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6.6)       Lost Certificates. Any shareholder claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the directors so require, give the corporation a bond of indemnity in form and with one or more sureties satisfactory to the Board, in an amount determined by the Board of Directors not exceeding double the value of the stock represented by such certificate to indemnify the corporation, against any claim that may be made of such certificate; whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to have been destroyed or lost.

6.7)       Treasury Stock. Treasury stock shall be held by the corporation subject to disposal by the Board of Directors, in accordance with the Articles of Incorporation and these Bylaws, and shall not have voting rights nor participate in dividends.

6.8)       Inspection of Books by Shareholders. Upon written demand shareholders shall for any purpose, as provided by statute, be permitted to examine and copy the share register; records of shareholder and Board proceedings; the articles of incorporation and amendments; the bylaws and amendments; reports made to shareholders within the last three (3) years; voting trust agreements; a statement of names and addresses of its Directors and principal officers; and financial statements prepared for distribution to the shareholders or to a government agency as a matter of public record. Shareholders shall for any proper purpose and upon written demand be permitted to examine and copy other corporate records.

ARTICLE 7. DIVIDENDS, DISTRIBUTIONS, ETC.

7.1)       Dividends. Subject to the provisions of the Articles of Incorporation, these bylaws, and, the applicable laws, the Board of Directors may declare a distribution in the form of a dividend whenever, and in such amounts as, in its opinion, the condition and the affairs of the corporation shall render it advisable.

7.2)       Other Distributions, Reserves. Subject to the provisions of the Articles of Incorporation and of these bylaws, the Board of Directors in its discretion may purchase or acquire any of the shares of the capital stock of this corporation in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness, or from time to time may set aside from its net assets or net profits such sum or sums as it, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for the purpose of maintaining or increasing the property or business of the corporation or for any other purpose it may think conducive to the best interests of the corporation.

ARTICLE 8. FINANCIAL AND PROPERTY MANAGEMENT

8.1)       Fiscal Year. The fiscal year of the corporation shall be set by the Board of Directors.

8.2)       Audit of Books and Accounts. The books and accounts of the corporation shall be audited at such times as may be ordered by the Board of Directors.

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8.3)       Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

8.4)       Checks. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation shall be signed by the treasurer or such other officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

8.5)       Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

8.6)       Voting Securities Held by Corporation. The Chief Executive Officer or other agent designated by the Board of Directors, shall have full power and authority on behalf of the corporation to attend, act and vote at any meeting of security holders of other corporations in which this corporation may hold securities. At such meeting the Chief Executive Officer, or such other agent, shall possess and exercise any and all rights and powers incident to the ownership of such securities which the corporation might possess and exercise.

ARTICLE 9. WAIVER OF NOTICE

9.1)       Requirement of Waiver in Writing. Whenever any notice whatever is required to be given by these bylaws or the Articles of Incorporation of the corporation or any of the corporate laws of the State of Nevada, a waiver thereof in writing, signed by the person or persons entitled to said notice, either before, at, or after the time stated therein, shall be deemed equivalent thereto. Attendance by a director at a meeting of the Board of Directors or attendance by a shareholder at a meeting of the shareholders shall constitute a waiver of the notice of said meeting.

ARTICLE 10. AMENDMENTS

10.1)       Action by Board of Directors. The Board of Directors of the corporation is expressly authorized to make bylaws of the corporation and from time to time to alter or repeal bylaws so made. In so acting, the Board of Directors may do so only upon vote of a majority of the entire Board of Directors then in office and present at any meeting called for that purpose, provided that notice of such proposed amendment shall have been given to the directors in the notice of such meeting. Such authority in the Board of Directors is subject to the powers of the voting shareholders to enact, change or repeal such bylaws by majority vote of the shareholders to enact, change or repeal such bylaws by majority vote of the shareholders present and represented at any annual meeting or at any special meeting called for that purpose, and the Board of Directors shall not make or alter any bylaws fixing the number, qualifications or term of office of members of the Board.

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CERTIFICATION OF BYLAWS

The above Amended and Restated Bylaws of the Corporation are certified to have been adopted by the Board of Directors of the Corporation on the _____ day of ________, 2016.

_____________________________
Secretary

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APPENDIX E:
Description of Dissenter’s Rights

302A.471 Rights Of Dissenting Shareholders.

Subdivision 1. Actions creating rights.

A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1) alters or abolishes a preferential right of the shares;

(2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;

(b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) a plan of merger, whether under this chapter or under chapter 322B or 322C, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) a plan of exchange, whether under this chapter or under chapter 322B or 322C, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e) a plan of conversion is adopted by the corporation and becomes effective;

(f) an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

(g) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2. Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3. Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

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(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

(c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2) The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4. Other rights.

The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 Procedures For Asserting Dissenters' Rights.

Subdivision 1. Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).

Subd. 2. Notice of action.

If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subd. 3. Notice of dissent.

If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

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Subd. 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5. Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6. Supplemental payment; demand.

If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

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Subd. 7. Petition; determination.

If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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APPENDIX F:
Appliance Recycling Centers of America, Inc.

2016 Equity Incentive Plan

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

2016 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)       “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.

(b)       “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)       “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)       “Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 6(d) of the Plan.

(e)       “Award” shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award or Restricted Stock Unit.

(f)       “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)       Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

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(ii)       There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)       There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)       Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)       “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(h)       “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)       “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 13 of the Plan).

(j)       The “Company” shall mean Appliance Recycling Centers of America, Inc., a Minnesota corporation.

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(k)       “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of the Plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(l)       “Covered Employee” shall mean any key salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under the Plan for such applicable Performance Period.

(m)       “Director” shall mean a member of the Board of Directors of the Company.

(n)       “Effective Date” shall mean the date the Board of Directors of the Company approves the adoption of the Plan.

(o)       “Employee” shall mean a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(p)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q)       “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)       “Incentive Stock Option” shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(s)       “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(t)       The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

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(u)       “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(v)       “Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(w)       “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(x)       “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award or Restricted Stock Unit has been granted.

(y)       “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(z)       “Performance Objective(s)” shall mean one or more performance objectives set forth in Section 7 and established by the Administrator, in its sole discretion, for Awards granted under the Plan.

(aa)       “Performance Period” shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(bb)       “Plan” means the Appliance Recycling Centers of America, Inc. 2016 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(cc)       “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(dd)       “Restricted Stock Unit” shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.

(ee)       “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ff)       A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(gg)       “Voting Power” shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Restricted Stock Units.

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SECTION 3.

EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of the Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Although Awards may be granted prior to the date the Plan is approved by the shareholders of the Company, any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if shareholder approval is not obtained within such twelve-month period.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.

ADMINISTRATION

(a)       Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.”

(b)       Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size of any such Awards; provided, however, (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (z) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(c)       Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

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(d)       Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.

STOCK

(a)       Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 13 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Two Million (2,000,000) shares; provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

(b)       Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization.

(c)       Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

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(i)       Options. The maximum number of shares of Common Stock subject to Options granted in any one calendar year to any one Participant shall be, in the aggregate, One Million (1,000,000) shares, subject to adjustment as provided in Section 13.

(ii)       Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one calendar year to any one Participant shall be, in the aggregate, One Million (1,000,000) shares, subject to adjustment as provided in Section 13.

SECTION 7.

PERFORMANCE OBJECTIVES

(a)       Performance Objectives. For any Awards to Covered Employees that are intended to qualify as “Performance-Based Compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

(b)       Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)       Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

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(d)       Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.

PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

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(b)       Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”), and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)       No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)       Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e) Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

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(f)       Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)       Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)       No Rights as Shareholder. A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)       Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)       Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)       Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)       Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

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(d)       Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)       Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

RESTRICTED STOCK UNITS

Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:

(a)       Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)       Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)       Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have vested, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

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(d)       Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)       Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

RECAPITALIZATION, EXCHANGE,

LIQUIDATION, OR CHANGE OF CONTROL

(a)       In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)       Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)       the acceleration of the exercisability of any or all outstanding Options, the vesting and payment of any or all Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)       the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)       Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

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(i)       the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)       the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)       that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)       that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options, or (2) for Participants holding Awards other than Options, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.

NONTRANSFERABILITY

(a)       In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)       Nonqualified Stock Options. Notwithstanding anything in this Section 14 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)       Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

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SECTION 15.

INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Award or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)       In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)       In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)       In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

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SECTION 16.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 13 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options that have an exercise price in excess of the Fair Market Value of the Common Stock, or amend the terms of outstanding Options to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 17.

RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)       No Obligation to Exercise. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

(b)       No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)       Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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SECTION 18.

MISCELLANEOUS

(a) Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)       Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(c)       Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)       No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

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APPLIANCE RECYCLING CENTERS OF AMERICA INC. ATTN: Investor Relations, CFO 175 JACKSON AVENUE NORTH SUITE 102 MINNEAPOLIS, MN 55343

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APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Annual Meeting of Shareholders

December 29, 2016 11:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Tony Isaac and Denis E. Grande, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of APPLIANCE RECYCLING CENTERS OF AMERICA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, CST on December 29, 2016, at the Company's corporate offices, 175 Jackson Ave. N., Suite 102, Minneapolis, MN 55343, and any adjournment or postponement thereof.

If Proposal 3 to amend the Company's Articles of Incorporation and Proposal 4 to reincorporate in Nevada are approved and the reincorporation occurs, the amendment to the Company's Minnesota Articles of Incorporation will not be effected. Rather, the Company's new Nevada Articles of Incorporation will reflect the approved increase to the number of authorized shares of capital stock. If Proposal 4 is not approved and Proposal 3 is approved, the amendment to the Company's Minnesota Articles of Incorporation will be effected at the discretion of the Board. If Proposal 3 is not approved, the Minnesota Articles of Incorporation will not be amended, and, if applicable upon approval of Proposal 4, the new Nevada Articles of Incorporation will not reflect the proposed increase to the number of authorized shares of capital stock.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side